SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

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[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ] Definitive Information Statement

Home System Group
(Name of Registrant As Specified In Charter)

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HOME SYSTEM GROUP
Industrial Park Shagang Road.
Gang Kou town, Zhongshan, China

INFORMATION STATEMENT

This information statement pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C thereunder (the “Information Statement”) will be mailed on or about ______, 2006 to the stockholders of record as of _____, 2006 (the “Record Date”) of Home System Group, a Nevada corporation (the “Company”) in connection with certain actions to be taken pursuant to the written consent of the stockholders of the Company holding a majority of the outstanding shares of common stock, dated as of November 28, 2006.

The actions to be taken pursuant to the written consent shall be taken on or about _______, 2007, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,

Li Wei Qiu
Chairman of the Board

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

NOTICE OF ACTIONS TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT
OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF

THE STOCKHOLDERS, DATED AT NOVEMBER 28, 2006

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the following actions will be taken pursuant to the written consent of stockholders holding a majority of the outstanding shares of common stock dated November 28, 2006, in lieu of a special meeting of the stockholders. Such action will be taken on or about ______, 2007:

1. Corporation acquire all of the issued and outstanding equity of Holy (H.K) Limited, (“HHKL”), which owns 100% of the issued and outstanding equity of Oceanic Well Profit Inc., thereby becoming a wholly owned subsidiary of the Corporation, in exchange for the issuance to the shareholders of HHKL an aggregate of 42,500,000 shares of restricted Common Stock of the Corporation and cash consideration of $3,000,000.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capitalization consisted of 200,000,000 shares of common stock (“Common Stock”), of which 19,797,949 shares were issued and outstanding as of the Record Date. Holders of Common Stock have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as at the Record Date have voted in favor of the foregoing proposals by resolution dated November 22, 2006; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on January ____, 2007.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

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SHARE EXCHANGE AGREEMENT

On December 11, 2006, Home System Group (the “Company”), Holy (H.K.) Limited (“HHKL”), Oceanic Well Profit Inc. (“Oceanic”), and the shareholders of HHKL (the “Shareholders”) entered into a Share Exchange Agreement (the “Agreement”) pursuant to which HHKL will become the wholly owned subsidiary of Company.

  Under the Agreement, in exchange of surrendering all their ownership in HHKL, the Shareholders will receive both stock consideration and cash consideration. The stock consideration will consist of 42,500,000 shares of Company. The cash consideration will consist of $3,000,000 in cash.

 The Company, HHKL, Oceanic and the Shareholders have made customary representations, warranties and covenants in the Agreement. Closing of Transaction is subject to certain conditions, including, among others, (i) absence of any law or order prohibiting the consummation of the transactions contemplated in the Agreement; (ii) the continued accuracy of each party’s representations and warranties contained in the Agreement; and (iii) the Company obtaining shareholder approval and making such filings as is required by the SEC. The Agreement contains certain termination rights for the parties. A copy of the Agreement is annexed hereto as Appendix A.

There were no material relationships between the Company or its affiliates and any of the parties to the Agreement, other than in respect of the Agreement.

Forward Looking Statements

The information in this discussion contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve risks and uncertainties, including statements regarding the Company’s capital needs, business strategy and expectations. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may”, “will”, “should”, “expect”, “plan”, “Intend”, “anticipate”, “believe”, estimate”, “predict”, “potential” or “continue”, the negative of such terms or other comparable terminology. Actual events or results may differ materially. The Company disclaims any obligation to publicly update these statements, or disclose any difference between its actual results and those reflected in these statements. The information constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

Description of Business

Oceanic Well Profit (“Oceanic”), located in Zhongshan City, Guangdong Province China, is a large-scale privately operated enterprise which specializes in producing domestic electronic appliances. The company has a total area of 82.5 acres which includes a new 864,000-square-foot workshop with advanced equipment and a staff of 1,200 people, including 278 technicians. The company currently has five production lines and over 500 advanced equipments which together produce approximately 450,000 grills, 3 million water pumps, and 2 million sets of industrial ladders annually. The company is actively developing the highly effective dish washer environmental friendly toilet filters to fill the international market.

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Risks Related to Our Business

Our limited operating history may not serve as an adequate basis to evaluate our future prospects and results of operations.

          Oceanic has a limited operating history. It is engaged in the business of developing, manufacturing and selling of grills, family use water pumps and other home appliances. Oceanic was established in China in April 2006 and commenced operations since then. Its limited operating history may not provide a meaningful basis for an investor to evaluate our business, financial performance and prospects. We may not be able to:

•	maintain our leading position in the grill market;

•	retain existing customers or acquire new customers;

•	diversify our revenue sources by successfully developing and selling our products in the global home appliances market;

•	keep up with evolving industry standards and market developments;

•	respond to competitive market conditions;

•	maintain adequate control of our expenses;

•	manage our relationships with our suppliers;

•	attract, train, retain and motivate qualified personnel; or

•	protect our proprietary technologies.

          If we are unsuccessful in addressing any of these challenges, our business may be materially and adversely affected.

Risks Related to Doing Business in China

Much our business operations take place primarily in China. Because Chinese laws, regulations and policies are continually changing, our Chinese operations will face several risks summarized below.

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Limitations on Chinese economic market reforms may discourage foreign investment in Chinese businesses. The value of investments in Chinese businesses could be adversely affected by political, economic and social uncertainties in China. The economic reforms in China in recent years are regarded by China's central government as a way to introduce economic market forces into China. Given the overriding desire of the central government leadership to maintain stability in China amid rapid social and economic changes in the country, the economic market reforms of recent years could be slowed, or even reversed.

Any change in policy by the Chinese government could adversely affect investments in Chinese businesses. Changes in policy could result in the imposition of restrictions on currency conversion, imports or the source of suppliers, as well as new laws affecting joint ventures and foreign-owned enterprises doing business in China. Although China has been pursuing economic reforms for the past two decades, events such as a change in leadership or social disruptions that may occur upon the proposed privatization of certain state-owned industries could significantly affect the government's ability to continue with its reform.

We face economic risks in doing business in China. As a developing nation, China's economy is more volatile than that of developed Western industrial economies. It differs significantly from that of the U.S. or a Western European Country in such respects as structure, level of development, capital reinvestment, resource allocation and self-sufficiency. Only in recent years has the Chinese economy moved from what had been a command economy through the 1970s to one that during the 1990s encouraged substantial private economic activity. In 1993, the Constitution of China was amended to reinforce such economic reforms. The trends of the 1990s indicate that future policies of the Chinese government will emphasize greater utilization of market forces. For example, in 1999 the Government announced plans to amend the Chinese Constitution to recognize private property, although private business will officially remain subordinated to the state-owned companies, which are the mainstay of the Chinese economy. However, there can be no assurance that, under some circumstances, the government's pursuit of economic reforms will not be restrained or curtailed. Actions by the central government of China could have a significant adverse effect on economic conditions in the country as a whole and on the economic prospects for our Chinese operations.

The Chinese legal and judicial system may negatively impact foreign investors.  In 1982, the National People's Congress amended the Constitution of China to authorize foreign investment and guarantee the "lawful rights and interests" of foreign investors in China. However, China's system of laws is not yet comprehensive. The legal and judicial systems in China are still rudimentary, and enforcement of existing laws is inconsistent. Many judges in China lack the depth of legal training and experience that would be expected of a judge in a more developed country. Because the Chinese judiciary is relatively inexperienced in enforcing the laws that do exist, anticipation of judicial decision-making is more uncertain than would be expected in a more developed country. It may be impossible to obtain swift and equitable enforcement of laws that do exist, or to obtain enforcement of the judgment of one court by a court of another jurisdiction. China's legal system is based on written statutes; a decision by one judge does not set a legal precedent that is required to be followed by judges in other cases. In addition, the interpretation of Chinese laws may be varied to reflect domestic political changes.

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The promulgation of new laws, changes to existing laws and the pre-emption of local regulations by national laws may adversely affect foreign investors. However, the trend of legislation over the last 20 years has significantly enhanced the protection of foreign investment and allowed for more control by foreign parties of their investments in Chinese enterprises. There can be no assurance that a change in leadership, social or political disruption, or unforeseen circumstances affecting China's political, economic or social life, will not affect the Chinese government's ability to continue to support and pursue these reforms. Such a shift could have a material adverse effect on our business and prospects.

Plan of Operation

The Company seeks to maintain and strengthen the position as a manufacturer and distributor of grills and other home appliances while increasing the breadth of the product line and improving the quality of the products. In order to achieve the objective, the Company plans to pursue the key strategies described below.

Become a cost leader in an increasingly competitive market. We believe we can ensure competitive pricing by integrating a labor-intensive production process with high-tech, proprietary manufacturing equipment. We believe our experience in designing and updating key manufacturing equipment and operating such equipment at a low cost gives us a cost advantage over our competitors.

Taking advantage of our ready production capacity and allowing for increased production capacity. We believe our production capacity makes us more reliable, flexible and responsive in terms of fulfilling our customers' requirements than other providers. As such, existing and potential competitors may find it more difficult to compete with our production capabilities.

Enhanced research and development activities. Upon completion of our new facility, we will have the space to enhance our existing research and development capabilities through the addition of state of the art equipment and experienced personnel.

Expanding our product lines to capture new market opportunities. We are seeking to produce environment friendly products that can be used by the general household, such as environment friendly toilet spreader. By entering these markets, we believe we can achieve future revenue growth and improved profit margins.

Description of Property

The Company leases land and building spaces under non-cancelable operating leases expiring through August 2011. Future minimum rental payments required under the above operating leases total $94,650 of which $19,251 is payable monthly over the next year.

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HOLY (HK) LIMITED
FINANCIAL STATEMENTS

C O N T E N T S

PAGE

BALANCE SHEET	1

NOTES TO BALANCE SHEET	2

8

HOLY (HK) LIMITED
BALANCE SHEET
SEPTEMBER 30, 2006
(UNAUDITED)

ASSETS

CURRENT ASSETS
Cash	$1,285

TOTAL ASSETS	$1,285

STOCKHOLDERS' EQUITY

COMMON STOCK - $0.1285 par value; 10,000 shares
authorized, 10,000 shares issued and outstanding	$1,285

TOTAL STOCKHOLDERS' EQUITY	$1,285

See accompanying notes to balance sheet.

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HOLY (HK) LIMITED
NOTES TO BALANCE SHEET
SEPTEMBER 30, 2006
(UNAUDITED)

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business

Holy (HK) Limited (the “Company”), was incorporated in Hong Kong on September 26, 2006 for the purpose of being a holding company.

The Company was initially capitalized with a $1,285 capital contribution. There was no activity for the period September 26, 2006 (date of inception) through September 30, 2006.

Reporting Currency

The Company’s functional currency is Hong Kong dollar (“HKD”); however, the reporting currency is the United States dollar (“USD”).

Foreign Currency Translation

Assets and liabilities of the Company have been translated using the exchange rate at the balance sheet date. The average exchange rate will be used to translate revenues and expenses. Translation adjustments will be reported separately and accumulated in a separate component of equity (cumulative translation adjustment).

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the use of estimates based on management’s knowledge and experience. Accordingly, actual results could differ from those estimates.

NOTE 2 - SUBSEQUENT EVENT

On October 26, 2006, the Company acquired all of the issued and outstanding stock of Oceanic Well Profit, Inc. (“Well Profit”) for approximately US $3,800,000, the net book value of the Company. Well Profit is a manufacturer of gas grills, home electronic appliances and bin racks and was incorporated in the Peoples Republic of China on April 5, 2006. Since the shareholders of the Company and Well Profit are related and the control of the merged entity is with the management of Well Profit, the Company will account for this merger as a transaction between entities under common control, whereby the Company will recognize the assets and liabilities transferred at their carrying amounts.

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OCEANIC WELL PROFIT, INC.

FINANCIAL STATEMENTS

SEPTEMBER 30, 2006

C O N T E N T S

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OCEANIC WELL PROFIT, INC.
BALANCE SHEET
SEPTEMBER 30, 2006
(UNAUDITED)

ASSETS

CURRENT ASSETS
Cash	$12,656
Accounts receivable	524,111
Inventory	1,510,055
Value added tax receivable	112,415
Employee advances	1,836
2,161,073

PROPERTY, PLANT AND EQUIPMENT	3,682,298

TOTAL ASSETS	$5,843,371

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable
Related party	$1,208,593
Other	672,559
Accrued expenses	103,818
Due to related party	34,266
Income tax payable	9,287

TOTAL LIABILITIES	2,028,523

STOCKHOLDERS' EQUITY

PAID-IN CAPITAL	3,750,240

RETAINED EARNINGS	15,784

CUMULATIVE TRANSLATION ADJUSTMENT	48,824

TOTAL STOCKHOLDERS' EQUITY	3,814,848

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,843,371

See accompanying notes to financial statements.

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OCEANIC WELL PROFIT, INC.
STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2006 AND FOR THE
PERIOD APRIL 5, 2006 (DATE OF INCEPTION) THROUGH SEPTEMBER 30, 2006
(UNAUDITED)

		April 5, 2006
		(Date of Inception)
	Three Months Ended	Through
	September 30, 2006	September 30, 2006

NET SALES	$450,757	$449,502

OPERATING EXPENSES
Cost of net sales	366,386	365,366
General and administrative expenses	58,898	59,256
	425,284	424,622

INCOME FROM OPERATIONS	25,473	24,880

OTHER INCOME
Interest income	63	95

INCOME BEFORE INCOME TAXES	25,536	24,975

INCOME TAXES	9,191	9,191

NET INCOME	$16,345	$15,784

See accompanying notes to financial statements.

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OCEANIC WELL PROFIT, INC.
STATEMENTS OF COMPREHENSIVE INCOME
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2006 AND FOR THE
PERIOD APRIL 5, 2006 (DATE OF INCEPTION) THROUGH SEPTEMBER 30, 2006
(UNAUDITED)

		April 5, 2006
		(Date of Inception)
	Three Months Ended	Through
	September 30, 2006	September 30, 2006

NET INCOME	$16,345	$15,784

OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustment	45,166	48,824

COMPREHENSIVE INCOME	$61,511	$64,608

See accompanying notes to financial statements.

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OCEANIC WELL PROFIT, INC.
STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE PERIOD APRIL 5, 2006 (DATE OF INCEPTION) THROUGH SEPTEMBER 30, 2006
(UNAUDITED)

			Cumulative
	Paid-in	Retained	Translation
	Capital	Earnings	Adjustment	Total

BALANCE AT APRIL 5, 2006	$-	$-	$-	$-

Contributed capital
Cash	1,123,140	-	-	1,123,140
Property, plant and equipment	2,627,100	-	-	2,627,100

Net income for the period ended September 30, 2006	-	15,784	-	15,784

Cumulative translation adjustment	-	-	48,824	48,824

BALANCE AT SEPTEMBER 30, 2006	$3,750,240	$15,784	$48,824	$3,814,848

See accompanying notes to financial statements.

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OCEANIC WELL PROFIT, INC.
STATEMENT OF CASH FLOWS
FOR THE PERIOD APRIL 5, 2006 (DATE OF INCEPTION) THROUGH SEPTEMBER 30, 2006
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$15,784
Adjustments to reconcile net income
to net cash used in operating activities
Depreciation	63,404
Increase in assets
Accounts receivable	(518,730)
Inventories	(1,494,552)
Value added tax receivable	(111,261)
Employee advances	(1,817)
Increase in liabilities
Accounts payable
Related party	1,208,593
Other	653,247
Accrued expenses	102,752
Income tax payable	9,191

Net cash used in operating activities	(73,389)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment	(1,080,799)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in due to related party	33,914
Capital contribution	1,123,140

Net cash provided by financing activities	1,157,054

EFFECTS OF EXCHANGE RATE CHANGE ON CASH	9,790

NET INCREASE IN CASH	12,656

CASH - BEGINNING OF PERIOD	-

CASH - END OF PERIOD	$12,656

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
INFORMATION
Cash paid during the period for:

Income taxes	$-

SUPPLEMENTAL DISCLOSURE OF NON-CASH FINANCING ACTIVITIES
Property, plant and equipment contributed as capital	$2,627,100

See accompanying notes to financial statements.

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OCEANIC WELL PROFIT, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006
(UNAUDITED)

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business

Oceanic Well Profit, Inc. (the “Company”), was incorporated in the Peoples Republic of China (“PRC”) on April 5, 2006 for the purpose of manufacturing gas grills, home electronic appliances and bin racks.

On June 21, 2006, a shareholder contributed certain property, plant and equipment used for operations.

Reporting Currency

The Company’s functional currency is Renminibi (“RMB”); however the reporting currency is the United States dollar (“USD”).

Foreign Currency Translation

Assets and liabilities of the Company have been translated using the exchange rate at the balance sheet date. The average exchange rate for the period has been used to translate revenues and expenses. Translation adjustments are reported separately and accumulated in a separate component of equity (cumulative translation adjustment).

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the use of estimates based on management’s knowledge and experience. Accordingly, actual results could differ from those estimates.

Comprehensive Income

The Company follows the Statement of Financial Accounting Standard (“SFAS”) No. 130, Reporting Comprehensive Income. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. Comprehensive income is reflected in the statement of comprehensive income.

Fair Value of Financial Instruments

The fair value of financial instruments classified as current assets or liabilities, including cash, receivables, payables and accrued expenses, approximates carrying value due to the short-term maturity of the instruments. The carrying value of the bank loans approximates fair value since the interest rate associated with the debt approximates the current market interest rate.

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Cash Equivalents

The Company considers all short-term securities purchased with a maturity of three months or less to be cash equivalents.

Concentration of Credit Risk

Certain financial instruments potentially subject the Company to concentrations of credit risk. These financial instruments consist primarily of cash and accounts receivable. The Company places its temporary cash investments with high credit quality financial institutions to limit its credit exposure. Concentrations of credit risk with respect to accounts receivable are limited since the Company performs ongoing credit evaluations of its customers’ financial condition and due to the generally short payment terms.

Accounts Receivable

The Company considers accounts receivable to be fully collectible; accordingly, the Company has not provided for an allowance for doubtful accounts. As amounts become uncollectible, they will be charged to an allowance or operations in the period when a determination of uncollectability is made.

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OCEANIC WELL PROFIT, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006
(UNAUDITED)

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property, Plant and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation. Depreciation is provided to write off the cost of property, plant and equipment over their estimated useful lives using the straight-line method at the following rates per annum:

Plant and machinery	10 - 15years
Office furniture and equipment	5 years
The gain or loss arising on the disposal or retirement of an asset is determined as the difference between the sales proceeds and the carrying amount of the asset and is recognized in the income statement.

Inventory

Inventory is stated at the lower of cost (determined by first-in, first-out method) or market.

Revenue Recognition

In accordance with Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin (“SAB”) No. 104, Revenue Recognition, the Company recognizes revenue when persuasive evidence of a customer or distributor arrangement exists or acceptance occurs, receipt of goods by customer occurs, the price is fixed or determinable, and the sales revenues are considered collectible. Subject to these criteria, the Company generally recognizes revenue at the time product is shipped to the customer.

Income Taxes

The Company accounts for income taxes under SFAS No. 109, Accounting for Income Taxes, which requires an asset and liability approach to financial accounting and reporting for income taxes. Under the liability method, deferred income tax assets and liabilities are computed annually for temporary differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

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Recoverability of Long-Lived Assets

The Company follows SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The Statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company is not aware of any events or circumstances which indicate the existence of an impairment which would be material to the Company’s financial statements.

ADVERTISING COSTS

Advertising costs are expensed as incurred.

SHIPPING AND HANDLING FEES AND COSTS

The Company follows Emerging Issues Task Force (“EITF”) No. 00-10, Accounting for Shipping and Handling Fees and Costs. The Company does not charge its customers for shipping and handling. The Company classifies shipping and handling costs as part of general and administrative expenses. For the three months ended September 30, 2006 and for the period April 5, 2006 (date of inception) through September 30, 2006, shipping and handling costs were $4,117 and $4,117.

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OCEANIC WELL PROFIT, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006
(UNAUDITED)

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Product Warranties

The Company does not offer warranties to its customers.

NOTE 2 - INVENTORY

Inventory consists of the following:

Raw materials	$434,042
Work in progress	1,042,830
Finished goods	33,183

$1,510,055

NOTE 3 - PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following:

Plant and machinery	$3,706,912
Office equipment	39,448
3,746,360
Less: Accumulated depreciation	(64,062)

$3,682,298

Depreciation expense for the period April 5, 2006 (date of inception) through September 30, 2006 was $64,062.

NOTE 4 - DUE TO RELATED PARTY

Amount represents advances from a company whose shareholder is also the director of Oceanic Well Profit, Inc. The amount due is unsecured, interest free, with no specific repayment terms.

NOTE 5 - PAID-IN CAPITAL

$2,627,100 of the total contributed capital of $3,750,240 was contributed in the form of property, plant and equipment. The value of the contributed property, plant and equipment was based on the report of an independent third party valuation firm.

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OCEANIC WELL PROFIT, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006
(UNAUDITED)

NOTE 6- INCOME TAXES

As discussed in Note 1, the Company utilizes the asset and liability method of accounting for income taxes in accordance with SFAS No. 109. The income tax of the PRC is provided on a statutory rate of 33% on net income for the period. The reconciliation of the statutory PRC tax expense to the Company’s effective income tax expense is as follows:

Income tax benefit at applicable income tax rate	$8,242
Tax effect of expenses not deductible for tax purposes	949

Income tax expense	$9,191

No provision for deferred taxes has been made as there were no material timing differences at September 30, 2006.

NOTE 7 - LEASE COMMITMENT

The Company leases land and building space under noncancellable operating leases expiring through August 2011. Future minimum rental payments required under the above operating leases total $94,650, of which $19,251 is payable monthly over the next year.

NOTE 8 - RELATED PARTY TRANSACTIONS

$1,208,593 of the accounts payable balance as of September 30, 2006 represents a payable to a company whose shareholder is also the director of Oceanic Well Profit, Inc., for business transacted, such as purchases, in the ordinary course of business. The amount due is unsecured, interest free, with no specific repayment terms.

During the period April 5, 2006 (date of inception) through September 30, 2006, the Company purchased $1,119,260 of property, plant and equipment from a company whose shareholder is a director of Oceanic Well Profit, Inc.

NOTE 9 - SUBSEQUENT EVENT

On October 26, 2006, Holy (HK) Limited, a Hong Kong holding company, acquired all of the shares of the Company for approximately US $3,800,000, the net book value of the Company. Since the shareholders of the Company and Holy (HK) Limited are related and the control of the merged entity is with the management of the Company, Holy will account for this merger as a transaction between entities under common control, whereby Holy will recognize the assets and liabilities transferred at their carrying amounts.

On December 1, 2006, Holy (HK) Limited and Subsidiary (Oceanic Well Profit, Inc.) (together “Holy”) entered into a share exchange agreement with Home System Group (“HSG”), an international distributor of home appliance products. Holy’s shareholders will receive 42,500,000 shares of HSG restricted common stock and $3,000,000 cash. Since the shareholders of Holy will be the controlling shareholders of the merged entity, the accounting for the share exchange will be identical to that resulting from a reverse acquisition. Under reverse acquisition accounting, the post reverse acquisition comparative historical financial statements of the legal acquirer, HSG, are those of the legal acquiree which are considered to be the accounting acquirer, Holy (HK) Limited and Subsidiary.

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Home System Group, Inc. (HSYT) Unaudited Pro Forma Financial Statements

The following unaudited pro forma financial statements for HSYT have been prepared to illustrate the acquisition of Holy (H.K.) Limited. and Subsidiary in a merger transaction. Under accounting principles generally accepted in the United States, the share exchange is considered to be a capital transaction in substance, rather than a business combination. That is, the share exchange is equivalent to the issuance of stock by Holy (H.K.) Limited and Subsidiary for the net monetary assets of HSYT, accompanied by a recapitalization, and is accounted for as a change in capital structure. Accordingly, the accounting for the share exchange will be identical to that resulting from a reverse acquisition Under reverse takeover accounting, the post reverse acquisition comparative historical financial statements of the legal aquirer, HSYT, are those of Holy (H.K.) Limited. and Subsidairy, which are considered to be the accounting acquirer.

The unaudited pro forma financial information combines the historical financial information of HSYT and Holy (H.K.) Limited.for the periods ended September 30, 2006 and as of and for the periods ended September 30, 2006. The carrying value of the assets and liabilities of Holy (H.K.) Limited. and Subsidiary approximates the fair value of the assets and liabilities. The unaudited pro forma balance sheet as of September 30, 2006 assumes the merger was completed on that date. The unaudited pro forma statements of income give effect to the merger as if the merger had been completed on January 1, 2006.

Under the terms of the merger agreement, as of the effective dates describe therein, upon completion of the proposed merger, all shareholders of Holy (H.K.) Limited will receive a total amount of $3 million and 42,500,000 shares of voting common stock of HSYT in exchange for all shares of Holy (H.K.) Limited common stock held by all shareholders.

These unaudited pro forma financial statements are for information purposes only. They do not purport to indicate the results that would have actually been obtained had the acquisition been completed on the assumed dates or for the periods presented, or which may be realized in the future. The accounting adjustments reflected in these unaudited pro forma consolidated financial statements included herein are preliminary and are subject to change. The accompanying notes are an integral part of these pro forma consolidated financial statements.

		Parent of	From(Inception) 4/5/06
		Oceanic Well	to 9/30/06	Pro Forma
	Home Systems	Holy HK	Oceanic Well	Adjustment	Pro Forma

Revenue	22,729,583	-	449,502		23,179,085

Operating Expenses	(20,982,764)	-	(424,622)		(21,407,386)

Other Income and Expense	(283,140)	-	95		(283,045)

Provision for taxes	0		(9,191)		(9,191)

Net Income	1,463,679	0	15,784		1,479,463

Basic and Dilluted Loss Per Share	0.10				0.03

Weighted Avg. Shares Outstanding	14,753,987				57,253,987

Proforma Adjustment - 1

Home Systems outstanding shares are restated to reflect the shares to be issued in the reverse merger

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Home Systems Group
Unaudited Pro Forma Condensed Consolidated Balance Sheet
September 30, 2006

Note: This merger will be accounted for as a recapitalization of Holy HK Limited

		Parent of
		Oceanic Well			Pro Forma
	Home Systems	Holy HK	Oceanic Well		Adjustment	Pro Forma
ASSETS

Currrent Assets
Cash	315,154	1,285	12,656			329,095
Accounts Receivable	580,780		524,111			1,104,891
Trade Deposits	2,328,272		1,510,055			3,838,327
Prepaid Expenses and other	11,404		114,251			125,655
Due from Directors	2,344,416					2,344,416
Total Current Assets	5,580,026	1,285	2,161,073		0	7,742,384

Property Plant and Equipment -net	1,052	0	3,682,298		0	3,683,350

Other Assets	0	0	0		0	0

Total Assets	5,581,078	1,285	5,843,371		0	11,425,734

Liabilities and Stockholdes Equity

Current Liabilities
Notes Payable	501,696		0			501,696
Note payable - Holy shareholders	0	0	0	1	3,000,000	3,000,000
Accounts payable and accrued liabilities	1,879,001		776,377			2,655,378
Due to related party	26,366		1,242,859			1,269,225
Other current liabilities	0		9,287			9,287
Total Current Liabilities	2,407,063	0	2,028,523		3,000,000	7,435,586

Long term liabilities	0

Total Liabilites	2,407,063	0	2,028,523		3,000,000	7,435,586

Stockholders Equity

Common Stock - $0.001 par value	14,754	1,285		1	41215	57,254
Additional Paid in Capital	985,248	0	3,750,240	1	32,798	4,768,286
Note receivable - stock issuance	(900,000)	0				(900,000)
Retained Earnings	3,074,013	0	15,784	1	-3,074,013	15,784
Foreign currency translation adjustment	0	0	48,824			48,824
Total Stockholders Equity	3,174,015	1,285	3,814,848		-3,000,000	3,990,148

Total Liabilities and Stockholders Equity	5,581,078	1,285	5,843,371		0	11,425,734

Pro-Forma Adjustments
1 - To record the issuance of 42,500,000 shares of Home System Group's common stock and the obligation to pay $3,000,000 in cash consideration to the shareholders of Holy (HK) Limited for all of the issued and outstanding shares of Holy (HK) Limited.

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Change in Control Arrangements

There are currently no arrangements that would result in a change in control of the Company.

Certain Relationships and Related Transactions

Except as otherwise disclosed herein or incorporated herein by reference, there have not been any transactions, or proposed transactions, during the last two years, to which the Company was or is to be a party, in which any director or executive officer of the Company, any nominee for election as a director, any security holder owning beneficially more than five percent of the common stock of the Company, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest.

Description of Securities

Each share of common stock is entitled to one vote on all matters upon which such shares can vote. All shares of common stock are equal to each other with respect to the election of directors and cumulative voting is not permitted. There are no preemptive rights. In the event of liquidation or dissolution, holders of common stock are entitled to receive, pro rata, the assets remaining, after creditors, and holders of any class of stock having liquidation rights senior to holders of shares of common stock, have been paid in full. All shares of common stock are entitled to such dividends as the Board of Directors may declare from time to time. There are no provisions in the articles of incorporation or bylaws that would delay, defer or prevent a change of control. The Company does not have any other classes of issued and outstanding capital stock.

Market Price of and Dividends on the Company’s Common Equity and Related Stockholder Matters

The Company’s common stock is traded on the OTCBB under the symbol “HSYT”. As of December _____2006, the market price for the Company’s common stock was $0.45 per share. The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

As of December ____, 2006, there were approximately __________holders of record of the Company’s common stock.

The Company has no plans to declare cash dividends on its common stock in the future and has not declared any thus far during fiscal year 2006 or during the last two completed fiscal years. There are no restrictions that limit the ability of the Company to declare cash dividends on its common stock and the Company does not believe that there are any that are likely to do so in the future.

Legal Proceedings

Neither the Company nor its property is a party to any pending legal proceeding.

Changes in and Disagreements with Accountants

Not applicable.

25

Recent Sales of Unregistered Securities

Please see the information set forth in the Company’s current reports on Form 8-K filed with the Securities and Exchange Commission on May 4, 2006, May 23, 2006, August 4, 2006, all of which information is incorporated hereunder by this reference.

Indemnification of Directors and Officers

The Company will indemnify its directors and officers to the fullest extent permitted by the General Corporation Law of the State of Nevada.

Executive & Director Compensation

Executive Compensation

Shown on the table below is information on the annual and long-term compensation for services rendered to the Company in all capacities, for the 2005, 2004, and 2003 fiscal years, paid by the Company to all individuals serving as the Company’s chief executive officer or acting in a similar capacity during the last three completed fiscal years, regardless of compensation level. During the last completed fiscal year, the Company did not pay aggregate compensation to any executive officer in an amount greater than $100,000.

			Annual Compensation			Long Term Compensation
Name	Title	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Awarded	Options/ SARs (#)		LTIP payouts ($)	All Other Compensation

Thomas Elliot	CEO	2005	$0	0	0	0	0		0	$32,395
		2004	$0	0	0	10,000,000	0		0	$28,758
		2003	$0	0	0	0	6,979,635	(1)	0	$13,765

Jean LeRoy	CFO	2005	$0	0	0	0	0		0	0
		2004	$0	0	0	4,000,000	0		0	0
		2003	$0	0	0	0	6,142,078	(2)	0	0
——————
(1) 5,000,000 shares of Supreme Property, Inc. common stock exchanged for 6,979,635 shares of Supreme Realty Investments, Inc. common stock in the merger between the two companies. These shares are calculated prior to the Company’s 1:10 reverse split.

(2) 4,000,000 shares of Supreme Property, Inc. common stock exchanged for 6,142,078 shares of Supreme Realty Investments, Inc. common stock in the merger between the two companies. These shares are calculated prior to the Company’s 1:10 reverse split.

To date, no compensation has been awarded to, earned by or paid to any officers and directors of the Company in their capacity as such. There are no employment contracts or change-in-control arrangement between the Company and its executive officers.

Director Compensation

The directors of the Company have not received compensation for their services as directors nor have they been reimbursed for expenses incurred in attending board meetings.

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SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth certain information, as of December 18, 2006, concerning shares of common stock of the Company, the only class of its securities that are issued and outstanding, held by (1) each stockholder known by the Company to own beneficially more than five percent of the common stock, (2) each director of the Company, (3) each executive officer of the Company, and (4) all directors and executive officers of the Company as a group:

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership (2)	Percentage of Common Stock (2)
Li Wei Qiu (3)	2,080,000	10.5%
Cheung Kin Wai (4)	1,600,000	8.1%
Liu Jing (5)	0	0

All directors and executive officers as a group (3 persons)	3,680,000	18.6%

(1)
Unless otherwise indicated in the footnotes to the table, each stockholder shown on the table has sole voting and investment power with respect to the shares beneficially owned by him or it. Percentages of less than one percent have been omitted from the table.

(2)
Percentage based upon 19,797,949 shares of Common Stock of the Company outstanding as of December 18, 2006. The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

(3)	Li Wei Qui is the Chairman of the Board of Directors, and Chief Executive Officer of the Company
(4)	Cheung Kin Wai is a Director and Chief Financial Officer of the Company.
(5)	Liu Jing is Secretary of the Company.
(6)	Zujun Xu is a former Director and officer of the Company.

There is no other director, officer, nominee for election as a director, associate of any director, officer or nominee or any other person who has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein which is not shared by all other stockholders pro rata in accordance with their respective interest.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and special reports, and other information with the Securities and Exchange Commission (the “SEC”). You may read and copy any document filed at the Public Reference Room of the SEC, 100 F Street, N.E. Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The Company’s SEC filings are also available to the public from the SEC’s website at http://www.sec.gov. You are encouraged to review the Annual Report together with subsequent information filed by the Company with the Securities and Exchange Commission and other publicly available information.

By Order of the Board of Directors,

Li Wei Qiu
Chairman of the Board

27

APPENDIX A

SHARE EXCHANGE AGREEMENT

AMONG

HOME SYSTEM GROUP

HOLY (H.K) LIMITED

OCEANIC WELL PROFIT INC

AND

THE SHARE HOLDERS OF HOLY (H.K) LIMITED LISTED ON

SCHDULE 1

DATED AS OF

December 11, 2006

i

COUNTERPART SIGNATURE PAGE SHARE EXCHANGE AGREEMENT AMONG HOME SYSTEM GROUP, HOLY (H.K) LIMITED, OCEANIC WELL PROFIT INC AND THE SHAREHOLDERS NAMED THEREIN 1

INDEX OF SCHEDULES AND EXHIBITS

Exhibits:

A. Certain Definitions

Schedules:

1. Shareholders of Holy (H.K) Limited and OCEANIC WELL PROFIT INC

2. Holy (H.K) Limited and Oceanic Well Profit Inc Disclosure Schedule

SHARE EXCHAGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (the "AGREEMENT") dated as of December 11, 2006, is entered into by and among HOME SYSTEM GROUP, a Nevada corporation ("HOME SYSTEM GROUP"), Holy (H.K) Limited, a HONG KONG corporation, OCEANIC WELL PROFIT INC, incorporated in People’s Republic of China ("OCEANIC WELL PROFIT INC"), and the shareholders of Holy (H.K) Limited listed on schedule 1 listed to this agreement, (Each, a “ Shareholder” and, collectively the ‘Shareholders”)

RECITALS
A. The Shareholders own the number of shares of capital stock in Holy (H.K) Limited (the "SHARES") set forth opposite each Shareholder's name on Schedule 1, which Shares collectively constitute all of the issued and outstanding
Shares of capital stock in Holy (H.K) Limited.

B. Holy (H.K) Limited is a holding company and the only sole shareholder of OCEANIC WELL PROFIT INC. Holy (H.K) limited’s sole asset is its sole shareholdings in OCEANIC WELL PROFIT INC

C. HOME SYSTEM GROUP desires to purchase from the Shareholders, and the Shareholders desire to sell to HOME SYSTEM GROUP, the shares in exchange for Home System Group’s ’s Common Stock, all on the terms and subject to the conditions set forth in this Agreement (the "Exchange").

D. As a result of the Exchange, Home System Group will become the new major shareholder of Holy (H.K) Limited, and through Holy (H.K) Limited, will own all the issued and outstanding stock of OCEANIC WELL PROFIT INC.

E. Certain Capitalized Terms used in this agreement are defined on Exhibit A.

AGREEMENT

In consideration of the agreements, provisions and covenants set forth below, Home System Group, Holy (H.K) Limited, shareholders and OCEANIC WELL PROFIT INC, hereby agree as follows:

ARTICLE I.

EXCHANGE OF SHARES

1.1 AGREEMENT TO SELL.

Upon the terms and subject to all of the conditions contained herein, each of the Shareholders hereby agrees to sell, assign, transfer and deliver to HOME SYSTEM GROUP, and HOME SYSTEM GROUP hereby agrees to purchase and accept from each of the Shareholders, on the Closing Date, the Shares.

1.2 PURCHASE PRICE.

As full consideration for the sale, assignment, transfer and delivery of the Shares by the Shareholders to HOME SYSTEM GROUP, and upon the terms and subject to all of the conditions contained herein, HOME SYSTEM GROUP shall issue to the Shareholders 42,500,000 shares of RESTRICTED HOME SYSTEM GROUP COMMON STOCK (the "ACQUISITION SHARES") and pay cash consideration of $3,000,000 to the Shareholders. The parties understand and acknowledge that such exchange is based upon an approximate valuation of HOME SYSTEM GROUP at US $7,919,180 and OCEANIC WELL PROFIT INC at US$--------------------20.000.000

1.3 MECHANICS OF EXCHANGE.

(a) At the Closing, each Shareholder shall be entitled to surrender the certificate or certificates that immediately prior to the Closing represented the Holy (H.K) Limited Common Stock (the "CERTIFICATES") to the exchange agent designated by HOME SYSTEM GROUP in exchange for the Acquisition Shares.

(b) Promptly after the Closing, HOME SYSTEM GROUP or its designated exchange agent shall make available to each Shareholder a letter of transmittal and instructions for use in effecting the surrender of Certificates in exchange for the Acquisition Shares. Upon surrender of a Certificate to such exchange agent together with the letter of transmittal, duly executed, the Shareholder shall be entitled to receive in exchange therefore such number of Acquisition Shares as such Shareholder has the right to receive in respect of the Certificate so surrendered pursuant to the provisions of this Article I.

1.4 NO FRACTIONAL SHARES.

No fraction of a share of HOME SYSTEM GROUP Common Stock shall be issued in the Exchange. In lieu of fractional shares, the Shareholders upon surrender of their Certificates as set forth in Section 1.3 shall be paid an amount in cash, without interest, rounded to the nearest cent, determined by multiplying the fractional interest to which such Shareholder would otherwise be entitled by the Average HOME SYSTEM GROUP Stock Price as of the date on which this Agreement has been signed by all parties.

1.5 CLOSING.

The closing of the transactions contemplated by this Agreement (the "CLOSING") shall take place in Zhongshan China at 11:00 a.m., local time, on or before January 26, 2006 (the "CLOSING DATE"); provided, however, that if all of the other conditions set forth in Articles VI and VII hereof are not satisfied or waived, unless this agreement has been terminated under Section 9 hereof, or at such date, the Closing Date shall be the business day following the day on which all such conditions have been satisfied or waived, or at such other date, time and place as HOME SYSTEM GROUP, Holy (H.K) Limited, and OCEANIC WELL PROFIT INC and the Shareholders shall agree.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES OF HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC

Except as set forth in the Disclosure Schedule attached hereto provided by Holy (H.K) Limited and OCEANIC WELL PROFIT INC (the “Holy (H.K) Limited” and OCEANIC WELL PROFIT INC DISCLOSURE SCHEDULE"), the parts of which are numbered to correspond to the section numbers of this Agreement, each of Holy (H.K) Limited, OCEANIC WELL PROFIT INC and the Shareholders represents and warrants jointly and severally to HOME SYSTEM GROUP as follows:

2.1 ORGANIZATION AND QUALIFICATION.

Holy (H.K) Limited is duly incorporated, validly and in good standing existing under the laws of HONG KONG, OCEANIC WELL PROFIT INC is duly incorporated, validly and in good standing existing under the laws of People’s Republic of China. Both have all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to carry on its business as presently conducted and as contemplated to be conducted, to own, hold and operate its properties and assets as now owned, held and operated by it, to enter into this Agreement, to carry out the provisions hereof except where the failure to be in good standing or to have such governmental licenses, authorizations, consents and approvals will not, in the aggregate, either (i) have a Material Adverse Effect on the business, assets or financial condition of Holy (H.K) Limited and OCEANIC WELL PROFIT INC, or (ii) impair the ability of Holy (H.K) Limited or OCEANIC WELL PROFIT INC to perform its material obligations under this Agreement. Holy (H.K) Limited and OCEANIC WELL PROFIT INC are duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or its properties owned or leased requires such qualification, licensing or domestication, except where the failure to be so qualified, licensed or domesticated will not have a Material Adverse Effect. Set forth on Part 2.1 of Holy (H.K) Limited and OCEANIC WELL PROFIT INC Disclosure Schedule is a list of those jurisdictions in which each of Holy (H.K) Limited and OCEANIC WELL PROFIT INC presently conduct its business, owns, holds and operates its properties and assets.

2.2 SUBSIDIARIES.

Holy (H.K) Limited and OCEANIC WELL PROFIT INC do not own directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or other entity or enterprise. Holy (H.K) Limited or OCEANIC WELL PROFIT INC does not have any direct or indirect interests of stock ownership or otherwise in any corporation, partnership, joint venture, firm, association or business enterprise, and is not party to any agreement to acquire such an interest.

2.3 ARTICLES OF INCORPORATION AND BYLAWS.

The copies of the Articles of Incorporation and bylaws of Holy (H.K) Limited and OCEANIC WELL PROFIT INC (collectively, the "ORGANIZATIONAL DOCUMENTS") that have been delivered to HOME SYSTEM GROUP prior to the execution of this Agreement are true and complete and have not been amended or repealed. Holy (H.K) Limited or OCEANIC WELL PROFIT INC is not in violation or breach of any of the provisions of the Organizational Documents, except for such violations or breaches which, in the aggregate, will not have a Material Adverse Effect on Holy (H.K) Limited or OCEANIC WELL PROFIT INC.

2.4 AUTHORIZATION AND VALIDITY OF THIS AGREEMENT.

This Agreement and each of the Transaction Agreements constitute the legal, valid and binding obligation of each person or entity who is a party thereto (other than HOME SYSTEM GROUP), enforceable against each such person or entity in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors rights generally. Each of the Shareholders, Holy (H.K) Limited, OCEANIC WELL PROFIT INC has all requisite legal capacity to execute and deliver this Agreement and the Transaction Agreements to which he or she is a party, and to perform its, his or her obligations hereunder and thereunder. The execution and delivery by each of Holy (H.K) Limited, OCEANIC WELL PROFIT INC and each Shareholders of this Agreement and the Transaction Agreements (to the extent either is a party thereto), and the consummation of the transactions contemplated herein and therein (the "Transactions") have been authorized by all necessary corporate or other action on the part of Holy (H.K) Limited, OCEANIC WELL PROFIT INC and each of the Shareholders. This Agreement and the Transaction Agreements have been duly executed and delivered by the parties thereto (other than HOME SYSTEM GROUP).

2.5 NO VIOLATION.

Neither the execution nor delivery of this Agreement or the Transaction Agreements, nor the consummation or performance of any of the Transactions by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or the Shareholders will directly or indirectly:

(i) violate or conflict with any provision of the Organizational Documents of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC; (B) result in (with or without notice or lapse of time) a violation or breach of, or conflict with or constitute a default or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or require notice under, any agreement, promissory note, lease, instrument or arrangement to which HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or any of its assets are bound or result in the creation of any Liens upon HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or any of its assets; (C) violate any order, writ, judgment, injunction, ruling, award or decree of any Governmental Body; ("Governmental Body"); (D) violate any statute, law or regulation of any jurisdiction as such statute, law or regulation that relates to the Shareholders, HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or any of the assets of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC; or (E) result in cancellation, modification, revocation or suspension of any permits, licenses, registrations, consents, approvals, authorizations or certificates issued or granted by any Governmental Body which are held by or granted to the Shareholders, or HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or which are necessary for the conduct of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC's business; or

(ii) to the knowledge of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or any of the Shareholders, cause HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC to become subject to, or to become liable for the payment of, any Tax (as hereinafter defined) or cause any of the assets owned by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC to be reassessed or revalued by any taxing authority or other Governmental Body.

None of HOLY (H.K) LIMITED, OCEANIC WELL PROFIT INC or the Shareholders is or will be required to give any notice to or obtain any approval, consent, ratification, waiver or other authorization (a "Consent") from any person or entity (including, without limitation, any Governmental Body) in connection with (i) the execution and delivery of this Agreement or any of the Transaction Agreements, or (ii) the consummation or performance of any of the Transactions.

2.6 CAPITALIZATION AND RELATED MATTERS.

(a) Capitalization. The registered capital stock of HOLY (H.K) LIMITED consists of HK Yuan 10,000 in fully-paid shares. Except as set forth in the preceding sentence, no other class of capital stock or other security of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC is authorized, issued, reserved for issuance or outstanding. The Shareholders, as of the Closing Date, are the lawful, record and beneficial owners of the number of HOLY (H.K) LIMITED Common Stock set forth opposite each Seller's name on Schedule 1 attached hereto as of the Closing Date, is the lawful, record and beneficial owner of 100% of the issued and outstanding shares of OCEANIC WELL PROFIT INC Common Stock. The Shareholders have, as of the date hereof and as of the Closing Date, valid and marketable title to their respective Shares, free and clear of all Liens (including, without limitation, any claims of spouses under applicable community property laws) and are the lawful, record and beneficial owners of all of the Shares. Except as is issued to and held by the Shareholders or other security of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, as applicable, is authorized, issued, reserved for issuance or outstanding. At the Closing, HOME SYSTEM GROUP will be vested with good and marketable title to the Shares, free and clear of all Liens (including, without limitation, any claims of spouses under applicable community property laws). No legend or other reference to any purported Lien appears upon any certificate representing the Shares. Each of the Shares has been duly authorized and validly issued and is fully paid and no assessable. None of the outstanding capital or other securities of HOLY (H.K) LIMITED or OCEANIC WELL PROFIT INC was issued, redeemed or repurchased in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any other securities or "blue sky" laws.

(b) No Redemption Requirements. There are no authorized or outstanding options, warrants, equity securities, calls, rights, commitments or agreements of any character by which HOLY (H.K) LIMITED or OCEANIC WELL PROFIT INC or any of the Shareholders is obligated to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of capital stock or other securities of HOLY (H.K) LIMITED or OCEANIC WELL PROFIT INC. There are no outstanding contractual obligations (contingent or otherwise) of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other entity.

2.7 COMPLIANCE WITH LAWS AND OTHER INSTRUMENTS.

Except as would not have a Material Adverse Effect, the business and operations of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC have been and are being conducted in accordance with all applicable foreign, federal, provincial and local laws, rules and regulations and all applicable orders, injunctions, decrees, writs, judgments, determinations and awards of all courts and governmental agencies and instrumentalities. There are no permits, bonuses, registrations, consents, approvals, authorizations, certificates, or any waiver of the foregoing, which are required to be issued or granted by a Governmental Body for the conduct of the Business as presently conducted or the ownership of the assets of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC. Except as would not have a Material Adverse Effect, HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC is not, and has not received notice alleging that it is, in violation of, or (with or without notice or lapse of time or both) in default under, or in breach of, any term or provision of the Organizational Documents or of any indenture, loan or credit agreement, note, deed of trust, mortgage, security agreement or other material agreement, lease, license or other instrument, commitment, obligation or arrangement to which HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC is a party or by which any of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC's properties, assets or rights are bound or affected. To the knowledge of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, no other party to any material contract, agreement, lease, license, commitment, instrument or other obligation to which HOLY (H.K) LIMITED or OCEANIC WELL PROFIT INC is a party is (with or without notice or lapse of time or both) in default thereunder or in breach of any term thereof. HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC is not subject to any obligation or restriction of any kind or character, nor is there, to the knowledge of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, any event or circumstance relating to HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC that materially and adversely affects in any way its business, properties, assets or prospects or that prohibits HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC from entering into this Agreement and the Transaction Agreements or would prevent or make burdensome its performance of or compliance with all or any part of this Agreement, the Transaction Agreements or the consummation of the Transactions contemplated hereby or thereby.

2.8 CERTAIN PROCEEDINGS.

There are no outstanding or pending Proceeding that has been commenced against or involving HOLY (H.K) LIMITED or OCEANIC WELL PROFIT INC or any of its assets and, to the knowledge of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC and the Shareholders, no matters of the foregoing nature are contemplated or threatened. None of HOLY (H.K) LIMITED, OCEANIC WELL PROFIT INC or the Shareholders have been charged with, and is not threatened with, or under any investigation with respect to, any allegation concerning any violation of any provision of any federal, provincial, local or foreign law, regulation, ordinance, order or administrative ruling, and is not in default with respect to any order, writ, injunction or decree of any Governmental Body.

2.9 NO BROKERS OR FINDERS.

None of the HOLY (H.K) LIMITED, OCEANIC WELL PROFIT INC, the Shareholders, or any officer, director, independent contractor, consultant, agent or employee of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC has agreed to pay, or has taken any action that will result in any person or entity becoming obligated to pay or entitled to receive, any investment banking, brokerage, finder's or similar fee or commission in connection with this Agreement or the Transactions. HOLY (H.K) LIMITED, OCEANIC WELL PROFIT INC and the Shareholders shall jointly and severally indemnify and hold HOME SYSTEM GROUP harmless against any liability or expense arising out of, or in connection with, any such claim.

2.10 TITLE TO AND CONDITION OF PROPERTIES.

HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC have good, valid and marketable title to all of its properties and assets (whether real, personal or mixed, and whether tangible or intangible) reflected as owned in its books and records, free and clear of all Liens. HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC owns or holds under valid leases or other rights to use all real property, plants, machinery, equipment and all assets necessary for the conduct of its business as presently conducted, except where the failure to own or hold such property, plants, machinery, equipment and assets would not have a Material Adverse Effect on HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC. No Person other than HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC owns or has any right to the use or possession of the assets used in HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC's business. The material buildings, plants, machinery and equipment necessary for the conduct of the business of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC as presently conducted are structurally sound, are in good operating condition and repair and are adequate for the uses to which they are being put or would be put in the Ordinary Course of Business, in each case, taken as a whole, and none of such buildings, plants, machinery or equipment is in need of maintenance or repairs, except for ordinary, routine maintenance and repairs that are not material in nature or cost.

2.11 ABSENCE OF UNDISCLOSED LIABILITIES.

HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC have no debt, obligation or liability (whether accrued, absolute, contingent, liquidated or otherwise, whether asserted or unasserted, whether due or to become due, whether or not known to HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC) arising out of any transaction entered into prior to the Closing Date or any act or omission prior to the Closing Date which individually or taken together would constitute a Material Adverse Effect on HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC and have no debt, obligation or liability to each other or any of the Shareholders or their affiliates, except to the extent specifically set forth on or reserved against on the Balance Sheet of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC.

The financial statements are consistent with the books and records of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC and fairly present in all material respects the financial condition, assets and liabilities of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, as applicable, taken as a whole, as of the dates and periods indicated, and were prepared in accordance with GAAP (except as otherwise indicated therein or in the notes thereto).

2.12 CHANGES.

HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC has no Change, since 1 November, 2006:

(a) Ordinary Course of Business. Conducted its business or entered into any transaction other than in the Ordinary Course of Business, except for this Agreement.

(b) Adverse Changes. Suffered or experienced any change in, or affecting, its condition (financial or otherwise), properties, assets, liabilities, business, operations, results of operations or prospects which would have a Material Adverse Effect;

(c) Loans. Made any loans or advances to any Person other than travel advances and reimbursement of expenses made to employees, officers and directors in the Ordinary Course of Business;

(d) Compensation and Bonuses. Made any payments of any bonuses or compensation other than regular salary payments, or increase in the salaries, or payment on any of its debts in the Ordinary Course of Business, to any of its shareholders, directors, officers, employees, independent contractors or consultants or entry into by it of any employment, severance, or similar contract with any director, officer, or employee, independent contractor or consultant; Adopted, or increased in the payments to or benefits under, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any of its employees;

(e) Liens. Created or permitted to exist any Lien on any of its properties or assets other than Permitted Liens;

(f) Capital Stock. Issued, sold, disposed of or encumbered, or authorized the issuance, sale, disposition or encumbrance of, or granted or issued any option to acquire any shares of its capital stock or any other of its securities or any Equity Security, or altered the term of any of its outstanding securities or made any change in its outstanding shares of capital stock or its capitalization, whether by reason of reclassification, recapitalization, stock split, combination, exchange or readjustment of shares, stock dividend or otherwise; changed its authorized or issued capital stock; granted any stock option or right to purchase shares of its capital stock; issued any security convertible into any of its capital stock; granted any registration rights with respect to shares of its capital stock; purchased, redeemed, retired, or otherwise acquired any shares of its capital stock; declared or paid any dividend or other distribution or payment in respect of shares of capital stock of any other entity;

(g) Dividends. Declared, set aside, made or paid any dividend or other distribution to any of its shareholders;

(h) Material Contracts. Terminated or modified any of its Material Contract except for termination upon expiration in accordance with the terms of such agreements, a description of which is included in the HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC's Disclosure Schedule;

(i) Claims. Released, waived or cancelled any claims or rights relating to or affecting HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC in excess of $10,000 in the aggregate or instituted or settled any Proceeding involving in excess of $10,000 in the aggregate;

(j) Discharged Liabilities. Paid, discharged, cancelled, waived or satisfied any claim, obligation or liability in excess of $10,000 in the aggregate, except for liabilities incurred prior to the date of this Agreement in the Ordinary Course of Business;

(k) Indebtedness. Created, incurred, assumed or otherwise become liable for any Indebtedness or commit to any endeavor involving a commitment in excess of $10,000 in the aggregate, other than contractual obligations incurred in the Ordinary Course of Business;

(l) Guarantees. Guaranteed or endorsed in a material amount any obligation or net worth of any Person;

(m) Acquisitions. Acquired the capital stock or other securities or any ownership interest in, or substantially all of the assets of, any other Person;

(n) Accounting. Changed its method of accounting or the accounting principles or practices utilized in the preparation of its financial statements, other than as required by GAAP;

(o) Agreements. Entered into any agreement, or otherwise obligated itself, to do any of the foregoing.

2.13 MATERIAL CONTRACTS.

HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC has delivered to HOME SYSTEM GROUP, prior to the date of this Agreement, true, correct and complete copies of each of its Material Contracts.

(a) No Defaults. The Material Contracts of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC are valid and binding agreements of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, as applicable, and are in full force and effect and are enforceable in accordance with their terms. Except as would not have a Material Adverse Effect, HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC are not in breach or default of any of its Material Contracts to which it is a party and, to the knowledge of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, no other party to any of its Material Contracts is in breach or default thereof. Except as would not have a Material Adverse Effect, no event has occurred or circumstance has existed that (with or without notice or lapse of time) would (a) contravene, conflict with or result in a violation or breach of, or become a default or event of default under, any provision of any of its Material Contracts or (b) permit HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or any other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify any of its Material Contracts. HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC has not received any notice and have no knowledge of any pending or threatened cancellation, revocation or termination of any of its Material Contracts to which it is a party, and there are no renegotiations of, or attempts to renegotiate.

2.14 TAX RETURNS AND AUDITS.

(a) Tax Returns. (a) All material Tax Returns required to be filed by or on behalf of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC has been timely filed and all such Tax Returns were (at the time they were filed) and are true, correct and complete in all material respects; (b) all Taxes of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC required to have been paid (whether or not reflected on any Tax Return) has been fully and timely paid, except those Taxes which are presently being contested in good faith or for which an adequate reserve for the payment of such Taxes has been established on HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC Balance Sheet; (c) no waivers of statutes of limitation have been given or requested with respect to HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC in connection with any Tax Returns covering HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or with respect to any Taxes payable by it; (d) no Governmental Body in a jurisdiction where HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC does not file Tax Returns has made a claim, assertion or threat to HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC that HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC is or may be subject to taxation by such jurisdiction; (e) HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC has duly and timely collected or withheld, paid over and reported to the appropriate Governmental Body all amounts required to be so collected or withheld for all periods under all applicable laws; (f) there are no Liens with respect to Taxes on the property or assets of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC other than Permitted Liens; (g) there are no Tax rulings, requests for rulings, or closing agreements relating to HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC for any period (or portion of a period) that would affect any period after the date hereof; and (h) any adjustment of Taxes of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC made by a Governmental Body in any examination that HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC is required to report to the appropriate provincial, local or foreign taxing authorities has been reported, and any additional Taxes due with respect thereto have been paid. No state of fact exists or has existed which would constitute ground for the assessment of any tax liability by any Governmental Body. All Tax Returns filed by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC are true, correct and complete.

(b) No Adjustments, Changes. Neither HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC nor any other Person on behalf of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC (a) has executed or entered into a closing agreement pursuant to Section 7121 of the Code or any predecessor provision thereof or any similar provision of provincial, local or foreign law; or (b) has agreed to or is required to make any adjustments pursuant to Section 481(a) of the Code or any similar provision of provincial, local or foreign law.

(c) No Disputes. There is no pending audit, examination, investigation, dispute, proceeding or claim with respect to any Taxes of or Tax Return filed or required to be filed by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, nor is any such claim or dispute pending or contemplated. HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC has made available to HOME SYSTEM GROUP true, correct and complete copies of all Tax Returns, examination reports and statements of deficiencies assessed or asserted against or agreed to by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC since January 1, 2001, and any and all correspondence with respect to the foregoing. HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC does not have any outstanding closing agreement, ruling request, request for consent to change a method of accounting, subpoena or request for information to or from a Governmental Body in connection with any Tax matter.

(d) No Tax Allocation, Sharing. HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC is not a party to any Tax allocation or sharing agreement. Other than with respect to the Tax Group of which HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC is the common parent, HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC (a) has not been a member of a Tax Group filing a consolidated income Tax Return under
Section 1501 of the Code (or any similar provision of provincial, local or foreign law), and (b) do not have any liability for Taxes for any Person under Treasury Regulations Section 1.1502-6 (or any similar provision of provincial, local or foreign law) as a transferee or successor, by contract or otherwise.

2.15 MATERIAL ASSETS.

The financial statements of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC reflect the material properties and assets (real and personal) owned or leased by them.

2.16 INSURANCE COVERAGE.

HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC has made available to HOME SYSTEM GROUP, prior to the date of this Agreement, true, correct and complete copies of all insurance and general liability policies maintained by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC on their properties and assets all claims made under any such current or prior insurance policies. All of such policies (a) taken together, provide adequate insurance coverage for the properties, assets and operations of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC for all risks normally insured against by a Person carrying on the same business as HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, and (b) are sufficient for compliance with all applicable Laws and Material Contracts of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC. All of such policies are valid, outstanding and in full force and effect and, by their express terms, will continue in full force and effect following the consummation of the transactions contemplated by this Agreement. Except as set forth on Schedule 3.19, HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC has not received and has no knowledge of (a) any refusal of coverage or any written notice that a defense will be afforded with reservation of rights, or (b) any notice of cancellation or any other indication in writing or otherwise that any insurance policy is no longer in full force or effect or will not be renewed or that the issuer of any policy is not willing or able to perform its obligations thereunder. All premiums due on such insurance policies on or prior to the date hereof have been paid. There are no, HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC and the Shareholders have no knowledge of any circumstances or facts which, with or without notice of lapse of time or both would lead to any: (i) pending or threatened claims with respect to HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or their properties or assets under any such insurance policies; (ii) claims as to which the insurers have notified HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC that they intend to deny liability; and (iii) existing defaults on the part of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC under any such insurance policies.

2.17 LITIGATION; ORDERS.

There is no Proceeding (whether federal, provincial, local or foreign) pending or, to the knowledge of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, threatened or appealable against or affecting HOLY (H.K) LIMITED, OCEANIC WELL PROFIT INC or any of its properties, assets, business or employees. To the knowledge of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, there is no fact that might result in or form the basis for any such Proceeding. HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC is not subject to any Orders and have not received any written opinion or memorandum or legal advice from their legal counsel to the effect that HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC is exposed, from a legal standpoint, to any liability which would be material to its business. HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC is not engaged in any legal action to recover monies due it or for damages sustained by any of them.

2.18 LICENSES.

Except as would not have a Material Adverse Effect, each of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC possesses from the appropriate Governmental Body all licenses, permits, authorizations, approvals, franchises and rights that are necessary for it to engage in its business as currently conducted and to permit it to own and use its properties and assets in the manner in which it currently owns and uses such properties and assets (collectively, "PERMITS"). Except as would not have a Material Adverse Effect, HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC has not received any written notice from any Governmental Body or other Person that there is lacking any license, permit, authorization, approval, franchise or right necessary for HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC to engage in its business as currently conducted and to permit HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC to own and use its properties and assets in the manner in which it currently owns and uses such properties and assets. Except as would not have a Material Adverse Effect, the Permits are valid and in full force and effect. Except as would not have a Material Adverse Effect, no event has occurred or circumstance exists that may (with or without notice or lapse of time): (a) constitute or result, directly or indirectly, in a violation of or a failure to comply with any Permit; or (b) result, directly or indirectly, in the revocation, withdrawal, suspension, cancellation or termination of, or any modification to, any Permit. HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC has not received any written notice from any Governmental Body or any other Person regarding: (a) any actual, alleged, possible or potential contravention of any Permit; or (b) any actual, proposed, possible or potential revocation, withdrawal, suspension, cancellation, termination of, or modification to, any Permit. All applications required to have been filed for the renewal of such Permits have been duly filed on a timely basis with the appropriate Persons, and all other filings required to have been made with respect to such Permits have been duly made on a timely basis with the appropriate Persons. All Permits are renewable by their terms or in the Ordinary Course of Business without the need to comply with any special qualification procedures or to pay any amounts other than routine fees or similar charges, all of which have, to the extent due, been duly paid.

2.19 INTERESTED PARTY TRANSACTIONS.

No officer, director or shareholder of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or any Affiliate, Related Person or "associate" (as such term is defined in Rule 405 of the Commission under the Securities Act) of any such Person, either directly or indirectly, (1) has an interest in any Person which (a) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, or (b) purchases from or sells or furnishes to, or proposes to purchase from, sell to or furnish HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC any goods or services; (2) has a beneficial interest in any contract or agreement to which HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC is a party or by which it may be bound or affected; or (3) is a party to any material agreements, contracts or commitments in effect as of the date hereof with HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC. "Related Person" means: (i) with respect to a particular individual, the individual's immediate family which shall include the individual's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters-in-law; and
(ii) with respect to a specified individual or entity, any entity or individual that, directly or indirectly, controls, is controlled by, or is under common control with such specified entity or individual.

2.20 GOVERNMENTAL INQUIRIES.

HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC has made available to HOME SYSTEM GROUP a copy of each material written inspection report, questionnaire, inquiry, demand or request for information received by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC from (and the response of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC thereto), and each material written statement, report or other document filed by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC with, any Governmental Body since November 1, 2006.

2.21 BANK ACCOUNTS AND SAFE DEPOSIT BOXES.

Part 2.22 of the HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC Disclosure Schedule discloses the title and number of each bank or other deposit or financial account, and each lock box and safety deposit box used by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, the financial institution at which that account or box is maintained and the names of the persons authorized to draw against the account or otherwise have access to the account or box, as the case may be.

2.22 INTELLECTUAL PROPERTY.

Any Intellectual Property HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC uses in its business as presently conducted is owned by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or properly licensed.

2.23 STOCK OPTION PLANS; EMPLOYEE BENEFITS.

(a) Set forth on Part 2.23 of the HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC Disclosure Schedule is a complete list of all stock option plans providing for the grant by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC of stock options to directors, officers or employees. All such stock option plans are Approved Plans.

(b) Except as set forth on Part 2.23 of the HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC Disclosure Schedule, and HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC do not have any employee benefit plans or arrangements covering their present and former employees or providing benefits to such persons in respect of services provided to HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC. and HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC have no commitment, whether formal or informal and whether legally binding or not, to create any additional plan, arrangement or practice similar to the Approved Plans.

(c) The consummation of the transactions contemplated hereby will not result in (a) any payment (including, without limitation, severance, unemployment compensation or bonus payments) becoming due from HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or due to any Person, (b) any increase in the amount of compensation or benefits payable to any Person or (c) any acceleration of the vesting or timing of payment of any compensation, award or determination of options, warrants, rights, severance payments or other contingent obligations of any nature whatsoever of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC in favor of any Person. No agreement, arrangement or other contract of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC provides benefits or payments contingent upon, triggered by, or increased as a result of a change in the ownership or effective control of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC.

(d) HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC is not a party to or bound by any written or oral agreement or understanding to employ, subsequent to the Closing, any of its respective present or former directors, officers, independent contractors, consultants, agents or employees.

2.24 EMPLOYEE MATTERS

(a) No former or current employee of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC is a party to, or is otherwise bound by, any agreement or arrangement (including, without limitation, any confidentiality, non-competition or proprietary rights agreement) that in any way adversely affected, affects, or will affect (i) the performance of his, her or its duties to HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, or (ii) the ability of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC to conduct its business.

(b) HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC has not employees, directors, officers, consultants, independent contractors, representatives or agents whose contract of employment or engagement cannot be terminated by three months' notice. (c) HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC is not required or obligated to pay, and since November 1, 2006, have not paid any moneys other than in respect of remuneration, pension or other benefits pursuant to plans described in Part 2.23 of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC Disclosure Schedule, to or for the benefit of, any director, officer, employee, consultant, independent contractor, representative or agent of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC. (d) HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC is in compliance with all applicable laws respecting employment and employment practices, terms and conditions or employment and wages and hours, and are not engaged in any unfair labor practice. There is no labor strike, dispute, shutdown or stoppage actually pending or, to the knowledge of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or the Shareholders, threatened against or affecting HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC.

2.25 ENVIRONMENTAL AND SAFETY MATTERS.

Except as would not have a Material Adverse Effect:

(a) HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC has at all time been and is in compliance with all Environmental Laws and Orders applicable to HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, as applicable.

(b) There are no Proceedings pending or, to the knowledge of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, threatened against HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC alleging the violation of any Environmental Law or Environmental Permit applicable to HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or alleging that HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC is a potentially responsible party for any environmental site contamination. None of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or the Shareholders are aware of, or has ever received notice of, any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent continued compliance, or which may give rise to any common law or legal liability, or otherwise form the basis of any claim, action, suit, proceeding, hearing or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, or hazardous or toxic material or waste.

(c) Neither this Agreement nor the consummation of the transactions contemplated by this Agreement shall impose any obligations to notify or obtain the consent of any Governmental Body or third Persons under any Environmental Laws applicable to the COMPANY.

2.26 MATERIAL CUSTOMERS.

Since November 2006, none of the Material Customers (as hereinafter defined) of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC has notified any of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or the Shareholders of their intent to terminate their business with HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC business because of any dissatisfaction on the part of any such person or entity. The Transactions have not caused any of the Material Customers of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC to terminate or provide notice of their intent or threaten to terminate their business with HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or to notify HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or the Shareholders of their intent not to continue to do such business with HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC after the Closing. As used herein, "Material Customers" means those customers from whom HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC derives annual revenues in excess of $500,000.

2.27 INVENTORIES.

All inventories of COMPANY are of good, usable and merchantable quality in all material respects, and, except as set forth in the HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC Disclosure Schedule, do not include a material amount of obsolete or discontinued items. Except as set forth in the HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC Disclosure Schedule, (a) all such inventories are of such quality as to meet in all material respects the quality control standards of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, (b) all such inventories are recorded on the books at the lower of cost or market value determined in accordance with GAAP, and (c) no write-down in inventory has been made or should have been made pursuant to GAAP during the past two years.

2.28 MONEY LAUNDERING LAWS.

The operations of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the money laundering statutes of all U.S. and non-U.S. jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Body (collectively, the "MONEY LAUNDERING LAWS") and no Proceeding involving HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC with respect to the Money Laundering Laws is pending or, to the knowledge of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, threatened.

2.29 DISCLOSURE..23 DISCLOSURE.

(a) Any information set forth in this Agreement, the HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC Disclosure Schedule, or the Transaction Agreements shall be true, correct and complete in all material respects.

(b) No statement, representation or warranty of HOLY (H.K) LIMITED or OCEANIC WELL PROFIT INC or the Shareholders in this Agreement (taken with the Schedules) or the Transaction Agreements or any exhibits or schedules thereto contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein, taken as a whole, in light of the circumstances in which they were made, not misleading.

(c) Except as set forth in the HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC Disclosure Schedule, the Shareholders, HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC have no knowledge of any fact that has specific application to HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC (other than general economic or industry conditions) and that adversely affects the assets or the business, prospects, financial condition, or results of operations of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC.

(d) In the event of any inconsistency between the statements in the body of this Agreement and those in the Schedules (other than an exception expressly set forth as such in the Schedules with respect to a specifically identified representation or warranty), the statements in the Schedules shall control.

(e) The books of account, minute books and stock record books of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, all of which have been made available to HOME SYSTEM GROUP, are complete and accurate and have been maintained in accordance with sound business practices. Without limiting the generality of the foregoing, the minute books of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC contain complete and accurate records of all meetings held, and corporate action taken, by the shareholders, the boards of directors, and committees of the boards of directors of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, as applicable, and no meeting of any such shareholders, board of directors, or committee has been held for which minutes have not been prepared and are not contained in such minute books.

2.30 FINDERS AND BROKERS.

(a) None of HOLY (H.K) LIMITED, OCEANIC WELL PROFIT INC, the Shareholders or any Person acting on behalf of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or the Shareholders has engaged any finder, broker, intermediary or any similar Person in connection with the Exchange.

(b) None of HOLY (H.K) LIMITED, OCEANIC WELL PROFIT INC, the Shareholders nor any Person acting on behalf of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or the Shareholders has entered into a contract or other agreement that provides that a fee shall be paid to any Person or Entity if the Exchange is consummated.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF HOME SYSTEM GROUP

HOME SYSTEM GROUP hereby represents and warrants to the Shareholders as of the date hereof:

3.1 ORGANIZATION; GOOD STANDING.

HOME SYSTEM GROUP is duly incorporated, validly and in good standing existing under the laws of Nevada, has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to carry on its business as presently conducted and as contemplated to be conducted, to own, hold and operate its properties and assets as now owned, held and operated by it, to enter into this Agreement, to carry out the provisions hereof except where the failure to be in good standing or to have such governmental licenses, authorizations, consents and approvals will not, in the aggregate, either (i) have a Material Adverse Effect on the business, assets or financial condition of HOME SYSTEM GROUP, or (ii) impair the ability of HOME SYSTEM GROUP to perform its material obligations under this Agreement. HOME SYSTEM GROUP is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or its properties owned or leased requires such qualification, licensing or domestication, except where the failure to be so qualified, licensed or domesticated will not have a Material Adverse Effect.

3.2 HOME SYSTEM GROUP COMMON STOCK.

As of December 11, 2006, there were 19,797,949 shares of HOME SYSTEM GROUP's common stock issued and outstanding. The Acquisition Shares, when issued in connection with this Agreement and the other Transactional Agreements, will be duly authorized, validly issued, fully paid and nonassessable.

3.3 AUTHORITY; BINDING NATURE OF AGREEMENTS.

(a) The execution, delivery and performance of this Agreement, the Transactional Agreements, and all other agreements and instruments contemplated to be executed and delivered by HOME SYSTEM GROUP in connection herewith have been duly authorized by all necessary corporate action on the part of HOME SYSTEM GROUP and its board of directors.

(b) This Agreement, the Transactional Agreements, and all other agreements and instruments contemplated to be executed and delivered by HOME SYSTEM GROUP constitute the legal, valid and binding obligation of HOME SYSTEM GROUP, enforceable against HOME SYSTEM GROUP in accordance with their terms, except to the extent that enforceability may be limited by applicable bankruptcy, Exchange, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general principles of equity regardless of whether such enforceability is considered in a proceeding in law or equity.

(c) There is no pending Proceeding, and, to HOME SYSTEM GROUP's knowledge, no Person has threatened to commence any Proceeding that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the Exchange or HOME SYSTEM GROUP's ability to comply with or perform its obligations and covenants under the Transactional Agreements, and, to the knowledge of HOME SYSTEM GROUP, no event has occurred, and no claim, dispute or other condition or circumstance exists, that might directly or indirectly give rise to or serve as a basis for the commencement of any such Proceeding.

3.4 NON-CONTRAVENTION; CONSENTS.

The execution and delivery of this Agreement and the other Transactional Agreements, and the consummation of the Exchange, by HOME SYSTEM GROUP will not, directly or indirectly (with or without notice or lapse of time):

(a) contravene, conflict with or result in a material violation of (i) HOME SYSTEM GROUP's Certificate of Incorporation or Bylaws, or (ii) any resolution adopted by HOME SYSTEM GROUP Board or any committee thereof or the stockholders of HOME SYSTEM GROUP;

(b) to the knowledge of HOME SYSTEM GROUP, contravene, conflict with or result in a material violation of, or give any Governmental Body the right to challenge the Exchange or to exercise any remedy or obtain any relief under, any legal requirement or any Order to which HOME SYSTEM GROUP or any material assets owned or used by it are subject;

(c) to the knowledge of HOME SYSTEM GROUP, cause any material assets owned or used by HOME SYSTEM GROUP to be reassessed or revalued by any taxing authority or other Governmental Body;

(d) to the knowledge of HOME SYSTEM GROUP, contravene, conflict with or result in a material violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by HOME SYSTEM GROUP or that otherwise relates to HOME SYSTEM GROUP's business or to any of the material assets owned or used by HOME SYSTEM GROUP, where such contraventions, conflict, violation, revocation, withdrawal, suspension, cancellation, termination or modification would have a Material Adverse Effect on HOME SYSTEM GROUP;

(e) contravene, conflict with or result in a material violation or material breach of, or material default under, any Contract to which HOME SYSTEM GROUP is a party;

(f) give any Person the right to any payment by HOME SYSTEM GROUP or give rise to any acceleration or change in the award, grant, vesting or determination of options, warrants, rights, severance payments or other contingent obligations of any nature whatsoever of HOME SYSTEM GROUP in favor of any Person, in any such case as a result of the Exchange; or

(g) result in the imposition or creation of any material Lien upon or with respect to any material asset owned or used by HOME SYSTEM GROUP.

Except for Consents, filings or notices required under the state and federal securities laws or any other laws or regulations or as otherwise contemplated in this Agreement and the other Transactional Agreements, HOME SYSTEM GROUP will not be required to make any filing with or give any notice to, or obtain any Consent from, any Person in connection with the execution and delivery of this Agreement and the other Transactional Agreements or the consummation or performance of the Exchange.

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3.5 FINDERS AND BROKERS.

(a) Neither HOME SYSTEM GROUP nor any Person acting on behalf of HOME SYSTEM GROUP has engaged any finder, broker, intermediary or any similar Person in connection with the Exchange.

(b) HOME SYSTEM GROUP has not entered into a contract or other agreement that provides that a fee shall be paid to any Person or Entity if the Exchange is consummated.

3.6 REPORTS AND FINANCIAL STATEMENTS; ABSENCE OF CERTAIN CHANGES.

(a) HOME SYSTEM GROUP has filed all reports required to be filed with the SEC pursuant to the Exchange Act since DECEMBER 31, 2005 (all such reports, including those to be filed prior to the Closing Date and all registration statements and prospectuses filed by HOME SYSTEM GROUP with the SEC, are collectively referred to as the "HOME SYSTEM GROUP SEC REPORTS). All of the HOME SYSTEM GROUP SEC Reports, as of their respective dates of filing (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) complied in all material respects as to form with the applicable requirements of the Securities Act or Exchange Act and the rules and regulations thereunder, as the case may be, and
(ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements of Home System Groupluded in the HOME SYSTEM GROUP SEC Reports comply in all material respects with the published rules and regulations of the SEC with respect thereto, and such audited financial statements (i) were prepared from the books and records of HOME SYSTEM GROUP, (ii) were prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the notes or schedules thereto) and (iii) present fairly the financial position of HOME SYSTEM GROUP as of the dates thereof and the results of operations and cash flows for the periods then ended. The unaudited financial statements included in the HOME SYSTEM GROUP SEC Reports comply in all material respects with the published rules and regulations of the SEC with respect thereto; and such unaudited financial statements (i) were prepared from the books and records of HOME SYSTEM GROUP, (ii) were prepared in accordance with GAAP, except as otherwise permitted under the Exchange Act and the rules and regulations thereunder, on a consistent basis (except as may be indicated therein or in the notes or schedules thereto) and (iii) present fairly the financial position of HOME SYSTEM GROUP as of the dates thereof and the results of operations and cash flows (or changes in financial condition) for the periods then ended, subject to normal year-end adjustments and any other adjustments described therein or in the notes or schedules thereto.

(b) Except as specifically contemplated by this Agreement or reflected in the HOME SYSTEM GROUP SEC Reports, since November 1, 2006, there has not been (i) any material adverse change in HOME SYSTEM GROUP's business, assets, liabilities, operations, and, to the knowledge of HOME SYSTEM GROUP, no event has occurred that is likely to have a material adverse effect on HOME SYSTEM GROUP's business, assets, liabilities or operations, (ii) any declarations setting aside or payment of any dividend or distribution with respect to the HOME SYSTEM GROUP Common Stock other than consistent with past practices,
(iii) any material change in HOME SYSTEM GROUP's accounting principles, procedures or methods, (iv) cancellation in writing of any material customer contract or (v) the loss of any customer relationship which would have a material adverse effect on HOME SYSTEM GROUP's business, assets, liabilities or operations.

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3.7 COMPLIANCE WITH APPLICABLE LAW.

Except as disclosed in the HOME SYSTEM GROUP SEC Reports filed prior to the date of this Agreement and except to the extent that the failure or violation would not in the aggregate have a Material Adverse Effect on the business, results of operations or financial condition of HOME SYSTEM GROUP, to HOME SYSTEM GROUP's knowledge HOME SYSTEM GROUP holds all Governmental Authorizations necessary for the lawful conduct of its business under and pursuant to, and the business of HOME SYSTEM GROUP is not being conducted in violation of, any Governmental Authorization applicable to HOME SYSTEM GROUP.

3.8 COMPLETE COPIES OF REQUESTED REPORTS.

HOME SYSTEM GROUP has delivered or made available true and complete copies of each document that has been reasonably requested by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or the Shareholders.

3.9 FULL DISCLOSURE.

(a) Neither this Agreement (including all Schedules and Exhibits hereto) nor any of the Transactional Agreements contemplated to be executed and delivered by HOME SYSTEM GROUP in connection with this Agreement contains any untrue statement of material fact; and none of such documents omits to state any material fact necessary to make any of the representations, warranties or other statements or information contained therein not misleading.

(b) All of the information set forth in the prospectus and all other information regarding HOME SYSTEM GROUP and the business, condition, assets, liabilities, operations, financial performance, net income and prospects of either that has been furnished to HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or the Shareholders by or on behalf of HOME SYSTEM GROUP or any of the HOME SYSTEM GROUP's Representatives, is accurate and complete in all material respects.

ARTICLE IV.

COVENANTS OF HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC

4.1 ACCESS AND INVESTIGATION.

HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC shall ensure that, at all times during the Pre-Closing Period:

(a) HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC and their Representatives provide HOME SYSTEM GROUP and its Representatives access, at reasonable times and with twenty-four (24) hours notice from HOME SYSTEM GROUP to HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, to all of the premises and assets of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, to all existing books, records, Tax Returns, work papers and other documents and information relating to HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, and to responsible officers and employees of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, and HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC and its Representatives provide HOME SYSTEM GROUP and its Representatives with copies of such existing books, records, Tax Returns, work papers and other documents and information relating to HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC as HOME SYSTEM GROUP may request in good faith;

(b) HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC and their Representatives confer regularly with HOME SYSTEM GROUP upon its request, concerning operational matters and otherwise report regularly (not less than semi-monthly and as HOME SYSTEM GROUP may otherwise request) to HOME SYSTEM GROUP and discuss with HOME SYSTEM GROUP and its Representatives concerning the status of the business, condition, assets, liabilities, operations, and financial performance of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, and promptly notify HOME SYSTEM GROUP of any material change in the business, condition, assets, liabilities, operations, and financial performance of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, or any event reasonably likely to lead to any such change.

4.2 OPERATION OF BUSINESS.

HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC shall ensure that, during the Pre-Closing Period:

(a) It conducts its operations in the Ordinary Course of Business and in the same manner as such operations have been conducted prior to the date of this Agreement;

(b) It uses its commercially reasonable efforts to preserve intact its current business organization, keep available and not terminate the services of its current officers and employees and maintain its relations and goodwill with all suppliers, customers, landlords, creditors, licensors, licensees, employees and other Persons having business relationships with HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC;

(c) It does not declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of its capital stock, and does not repurchase, redeem or otherwise reacquire any shares of its capital stock or other securities, except with respect to the repurchase of shares of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC Common Stock upon termination of employees at the original purchase price pursuant to agreements existing at the date hereof;

(d) It does not sell or otherwise issue (or grant any warrants, options or other rights to purchase) any shares of capital stock or any other securities, except the issuance of shares of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC Common Stock pursuant to option grants to employees made under the Option Plan in the Ordinary Course of Business;

(e) It does not amend its Articles of Incorporation, Bylaws or other Organizational Documents, and does not effect or become a party to any recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction;

(f) It does not form any subsidiary or acquire any equity interest or other interest in any other Entity;

(g) It does not establish or adopt any Employee Benefit Plan, and does not pay any bonus or make any profit sharing or similar payment to, or increase the amount of the wages, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers or employees;

(h) It does not change any of its methods of accounting or accounting practices in any respect;

(i) It does not make any Tax election;

(j) It does not commence or take any action or fail to take any action which would result in the commencement of any Proceeding;

(k) It does not (i) acquire, dispose of, transfer, lease, license, mortgage, pledge or encumber any fixed or other assets, other than in the Ordinary Course of Business; (ii) incur, assume or prepay any indebtedness, Indebtedness or obligation or any other liabilities or issue any debt securities, other than in the Ordinary Course of Business; (iii) assume, guarantee, endorse for the obligations of any other person, other than in the Ordinary Course of Business; (iv) make any loans, advances or capital contributions to, or investments in, any other Person, other than in the Ordinary Course of Business; or (v) fail to maintain insurance consistent with past practices for its business and property;

(l) It pays all debts and Taxes, files all of its Tax Returns (as provided herein) and pays or performs all other obligations, when due;

(m) It does not enter into or amend any agreements pursuant to which any other Person is granted distribution, marketing or other rights of any type or scope with respect to any of its services, products or technology;

(n) It does not hire any new officer-level employee;

(o) It does not revalue any of its assets, including, without limitation, writing down the value of inventory or writing off notes or accounts receivable, except as required under GAAP and in the Ordinary Course of Business;

(p) Except as otherwise contemplated hereunder, it does not enter into any transaction or take any other action outside the Ordinary Course of Business; and

(q) It does not enter into any transaction or take any other action that likely would cause or constitute a Breach of any representation or warranty made by it in this Agreement.

4.3 FILINGS AND CONSENTS; COOPERATION.

HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC shall ensure that:

(a) Each filing or notice required to be made or given (pursuant to any applicable Law, Order or contract, or otherwise) by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or the Shareholders in connection with the execution and delivery of any of the Transactional Agreements, or in connection with the consummation or performance of the Exchange, is made or given as soon as possible after the date of this Agreement;

(b) Each Consent required to be obtained (pursuant to any applicable Law, Order or contract, or otherwise) by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or the Shareholders in connection with the execution and delivery of any of the Transactional Agreements, or in connection with the consummation or performance of the Exchange, is obtained as soon as possible after the date of this Agreement and remains in full force and effect through the Closing Date;

(c) It promptly delivers to HOME SYSTEM GROUP a copy of each filing made, each notice given and each Consent obtained by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC during the Pre-Closing Period; and

(d) During the Pre-Closing Period, it and its Representatives cooperate with HOME SYSTEM GROUP and HOME SYSTEM GROUP's Representatives, and prepare and make available such documents and take such other actions as HOME SYSTEM GROUP may request in good faith, in connection with any filing, notice or Consent that HOME SYSTEM GROUP is required or elects to make, give or obtain.

4.4 NOTIFICATION; UPDATES TO DISCLOSURE SCHEDULES.

(a) During the Pre-Closing Period, each of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC shall promptly notify HOME SYSTEM GROUP in writing of:

(i) the discovery by it of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement which is contrary to any representation or warranty made by it in this Agreement or in any of the other Transactional Agreements, or that would upon the giving of notice or lapse of time, result in any of its representations and warranties set forth in this agreement to become untrue or otherwise cause any of the conditions of Closing set forth in Article VI or Article VII not to be satisfied;

(ii) any event, condition, fact or circumstance that occurs, arises or exists after the date of this Agreement (except as a result of actions taken pursuant to the express written consent of HOME SYSTEM GROUP) and that is contrary to any representation or warranty made by it in this Agreement, or that would upon the giving of notice or lapse of time, result in any of its representations and warranties set forth in this agreement to become untrue or otherwise cause any of the conditions of Closing set forth in Article VI or Article VII not to be satisfied;

(b) If any event, condition, fact or circumstances that is required to be disclosed pursuant to Section 4.4(a) requires any material change in the HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC Disclosure Schedule, or if any such event, condition, fact or circumstance would require such a change assuming the HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC Disclosure Schedule were dated as of the date of the occurrence, existence or discovery of such event, condition, fact or circumstances, then HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, as applicable, shall promptly deliver to HOME SYSTEM GROUP an update to the HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC Disclosure Schedule specifying such change (a "DISCLOSURE SCHEDULE UPDATE").

(c) It will promptly update any relevant and material information provided to HOME SYSTEM GROUP after the date hereof pursuant to the terms of this Agreement.

4.5 COMMERCIALLY REASONABLE EFFORTS.

During the Pre-Closing Period, each of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC shall use its commercially reasonable efforts to cause the conditions set forth in Article VI and Article VII to be satisfied on a timely basis and so that the Closing can take place on or before January 30, 2007 in accordance with Section 1.5, and shall not take any action or omit to take any action, the taking or omission of which would or could reasonably be expected to result in any of the representations and warranties of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC set forth in this Agreement becoming untrue, or in any of the conditions of Closing set forth in Article VI or Article VII not being satisfied.

4.6 CONFIDENTIALITY; PUBLICITY.

HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC shall ensure that:

(a) It and its Representatives keep strictly confidential the existence and terms of this Agreement prior to the issuance or dissemination of any mutually agreed upon press release or other disclosure of the Exchange; and

(b) neither it nor any of its Representatives issues or disseminates any press release or other publicity or otherwise makes any disclosure of any nature (to any of its suppliers, customers, landlords, creditors or employees or to any other Person) regarding any of the Exchange;

except in each case to the extent that it is required by law to make any such disclosure regarding such transactions or as separately agreed by the parties; provided, however, that if it is required by law to make any such disclosure, HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC advises HOME SYSTEM GROUP, at least five business days before making such disclosure, of the nature and content of the intended disclosure.

ARTICLE V.

COVENANTS OF HOME SYSTEM GROUP

5.1 NOTIFICATION.

During the Pre-Closing Period, HOME SYSTEM GROUP shall promptly notify HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC in writing of:

(a) the discovery by HOME SYSTEM GROUP of any event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement which is contrary to any representation or warranty made by HOME SYSTEM GROUP in this Agreement; and,

(b) any event, condition, fact or circumstance that occurs, arises or exists after the date of this Agreement (except as a result of actions taken pursuant to the written consent of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC) and that is contrary to any representation or warranty made by HOME SYSTEM GROUP in this Agreement;

5.2 FILINGS AND CONSENTS; COOPERATION.

HOME SYSTEM GROUP shall ensure that:

(a) Each filing or notice required to be made or given (pursuant to any applicable Law, Order or contract, or otherwise) by HOME SYSTEM GROUP in connection with the execution and delivery of any of the Transactional Agreements, or in connection with the consummation or performance of the Exchange, is made or given as soon as possible after the date of this Agreement;

(b) Each Consent required to be obtained (pursuant to any applicable Law, Order or contract, or otherwise) by HOME SYSTEM GROUP in connection with the execution and delivery of any of the Transactional Agreements, or in connection with the consummation or performance of the Exchange, is obtained as soon as possible after the date of this Agreement and remains in full force and effect through the Closing Date;

(c) HOME SYSTEM GROUP promptly delivers to HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC a copy of each filing made, each notice given and each Consent obtained by HOME SYSTEM GROUP during the Pre-Closing Period; and

(d) During the Pre-Closing Period, HOME SYSTEM GROUP and its Representatives cooperate with HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC and their Representatives, and prepare and make available such documents and take such other actions as HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC may request in good faith, in connection with any filing, notice or Consent that HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC is required or elects to make, give or obtain.

5.3 COMMERCIALLY REASONABLE EFFORTS.

During the Pre-Closing Period, HOME SYSTEM GROUP shall use its commercially reasonable efforts to cause the conditions set forth in Article VI and Article VII to be satisfied on a timely basis and so that the Closing can take place on or before January 31, 2007 or as soon thereafter as is reasonably practical, in accordance with Section 1.5, and shall not take any action or omit to take any action, the taking or omission of which would or could reasonably be expected to result in any of the representations and warranties or HOME SYSTEM GROUP set forth in this Agreement becoming untrue or in any of the conditions of closing set forth in Article VI or Article VII not being satisfied.

5.4 DISCLOSURE OF CONFIDENTIAL INFORMATION.

(a) Each of HOME SYSTEM GROUP, HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC and the Shareholders acknowledges and agrees that it may receive Confidential Information in connection with this Transaction including without limitation, the HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC Disclosure Schedule and any information disclosed during the due diligence process, the public disclosure of which will harm the disclosing party's business. The Receiving Party may use Confidential Information only in connection with the Transaction. The results of the due diligence review may not be used for any other purpose other than in connection with the Transaction. Except as expressly provided in this Agreement, the Receiving Party shall not disclose Confidential Information to anyone without the Disclosing Party's prior written consent. The Receiving Party shall take all reasonable measures to avoid disclosure, dissemination or unauthorized use of Confidential Information, including, at a minimum, those measures it takes to protect its own confidential information of a similar nature. The Receiving Party shall not export any Confidential Information in any manner contrary to the export regulations of the governmental jurisdiction to which it is subject.

(b) The Receiving Party may disclose Confidential Information as required to comply with binding orders of governmental entities that have jurisdiction over it, provided that the Receiving Party (i) gives the Disclosing Party reasonable notice (to the extent permitted by law) to allow the Disclosing Party to seek a protective order or other appropriate remedy, (ii) discloses only such information as is required by the governmental entity, and (iii) uses commercially reasonable efforts to obtain confidential treatment for any Confidential Information so disclosed.

(c) All Confidential Information shall remain the exclusive property of the Disclosing Party. The Disclosing Party's disclosure of Confidential Information shall not constitute an express or implied grant to the Receiving Party of any rights to or under the Disclosing Party's patents, copyrights, trade secrets, trademarks or other intellectual property rights.

(d) The Receiving Party shall notify the Disclosing Party immediately upon discovery of any unauthorized use or disclosure of Confidential Information or any other breach of this Agreement by the Receiving Party. The Receiving Party shall cooperate with the Disclosing Party in every reasonable way to help the Disclosing Party regain possession of such Confidential Information and prevent its further unauthorized use.

(e) The Receiving Party shall return or destroy all tangible materials embodying Confidential Information (in any form and including, without limitation, all summaries, copies and excerpts of Confidential Information) promptly following the Disclosing Party's written request; provided, however, that, subject to the provisions of this Agreement, the Receiving Party may retain one copy of such materials in the confidential, restricted access files of its legal department for use only in the event a dispute arises between the parties related to the Transaction and only in connection with that dispute. At the Disclosing Party's option, the Receiving Party shall provide written certification of its compliance with this Section.

5.5 INDEMNIFICATION.

(a) Each of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC and the Shareholders, jointly and severally, each shall defend, indemnify and hold harmless HOME SYSTEM GROUP, and its respective employees, officers, directors, stockholders, controlling persons, affiliates, agents, successors and assigns (collectively, the "HOME SYSTEM GROUP Indemnified Persons"), and shall reimburse the HOME SYSTEM GROUP Indemnified Person, for, from and against any loss, liability, claim, damage, expense (including costs of investigation and defense and reasonable attorneys' fees) or diminution of value, whether or not involving a third-party claim (collectively, "Damages"), directly or indirectly, relating to, resulting from or arising out of:

(i) any untrue representations, misrepresentations or breach of warranty by or of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or the Shareholders contained in or pursuant to this Agreement, and the HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC Disclosure Schedule;

(ii) any breach or nonfulfillment of any covenant, agreement or other obligation by or of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or the Shareholders (only to the extent made or occurring prior to or at the Closing) contained in or pursuant to this Agreement, the Transaction Agreements executed by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or any of the Shareholders in their individual capacity, the HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC Disclosure Schedule, or any of the other agreements, documents, schedules or exhibits to be entered into by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or any of the Shareholders in their individual capacity pursuant to or in connection with this Agreement;

(iii) all of Pre-Closing liabilities of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or the Shareholders; and

(iv) any liability, claim, action or proceeding of any kind whatsoever, whether instituted or commenced prior to or after the Closing Date, which directly or indirectly relates to, arises or results from, or occurs in connection with facts or circumstances relating to the conduct of business of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, or the assets of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, or events or circumstances existing on or prior to the Closing Date.

(b) HOME SYSTEM GROUP shall defend, indemnify and hold harmless HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC and its respective affiliates, agents, successors and assigns (collectively, the "HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC Indemnified Persons"), and shall reimburse the HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC Indemnified Persons, for, from and against any Damages, directly or indirectly, relating to, resulting from or arising out of:

(i) any untrue representation, misrepresentation or breach of warranty by or of HOME SYSTEM GROUP contained in or pursuant to this Agreement;

(ii) any breach or nonfulfillment of any covenant, agreement or other obligations by or of HOME SYSTEM GROUP contained in or pursuant to this Agreement, the Transaction Agreements or any other agreements, documents, schedules or exhibits to be entered into or delivered to pursuant to or in connection with this Agreement.

(c) Promptly after receipt by an indemnified Party under Section 5.6 of this Agreement of notice of a claim against it ("Claim"), such indemnified Party shall, if a claim is to be made against an indemnifying Party under such Section, give notice to the indemnifying Party of such Claim, but the failure to so notify the indemnifying Party will not relieve the indemnifying Party of any liability that it may have to any indemnified Party, except to the extent that the indemnifying Party demonstrates that the defense of such action is prejudiced by the indemnified Party's failure to give such notice.

(c) A claim for indemnification for any matter not involving a third-party claim may be asserted by notice to the Party from whom indemnification is sought.

ARTICLE VI.

CLOSING CONDITIONS OF HOME SYSTEM GROUP

HOME SYSTEM GROUP's obligations to effect the Closing and consummate the Exchange are subject to the satisfaction of each of the following conditions:

6.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES.

The representations and warranties of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC and the Shareholders in this Agreement shall have been true and correct as of the date of this Agreement and shall be true and correct on and as of the Closing. HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC and the Shareholders shall have performed all obligations in this Agreement required to be performed or observed by them on or prior to the Closing.

6.2 ADDITIONAL CONDITIONS TO CLOSING.

(a) All necessary approvals under federal and state securities laws and other authorizations relating to the issuance of the Acquisition Shares and the transfer of the Shares shall have been received.

(b) HOME SYSTEM GROUP shall have obtained an opinion stating that the terms of the Exchange are fair, just and equitable to HOME SYSTEM GROUP and its shareholders.

(c) No preliminary or permanent injunction or other order by any federal, state or foreign court of competent jurisdiction which prohibits the consummation of the Exchange shall have been issued and remain in effect. No statute, rule, regulation, executive order, stay, decree, or judgment shall have been enacted, entered, issued, promulgated or enforced by any court or governmental authority which prohibits or restricts the consummation of the Exchange. All authorizations, consents, orders or approvals of, or declarations or filings with, and all expirations of waiting periods imposed by, any Governmental Body which are necessary for the consummation of the Exchange, other than those the failure to obtain which would not materially adversely affect the consummation of the Exchange or in the aggregate have a material adverse effect on HOME SYSTEM GROUP and its subsidiaries, taken as a whole, shall have been filed, occurred or been obtained (all such permits, approvals, filings and consents and the lapse of all such waiting periods being referred to as the "REQUISITE REGULATORY APPROVALS") and all such Requisite Regulatory Approvals shall be in full force and effect.

(d) There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Exchange, by any Governmental Body which, in connection with the grant of a Requisite Regulatory Approval, imposes any material condition or material restriction upon HOME SYSTEM GROUP or its subsidiaries or HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, including, without limitation, requirements relating to the disposition of assets, which in any such case would so materially adversely impact the economic or business benefits of the Exchange as to render inadvisable the consummation of the Exchange.

6.3 PERFORMANCE OF AGREEMENTS.

HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or the Shareholders, as the case may be, shall have executed and delivered each of the agreements, instruments and documents required to be executed and delivered, and performed all actions required to be performed by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or any of the Shareholders, as the case may be, pursuant to this Agreement, except as HOME SYSTEM GROUP has otherwise consented in writing.

6.4 CONSENTS.

Each of the Consents identified or required to have been identified in the HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC Disclosure Schedule shall have been obtained and shall be in full force and effect, other than those Consents, which have been expressly waived by HOME SYSTEM GROUP.

6.5 NO MATERIAL ADVERSE CHANGE AND SATISFACTORY DUE DILIGENCE.

There shall not have been any material adverse change in the business, condition, assets, liabilities, operations or financial performance of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC since the date of this Agreement as determined by HOME SYSTEM GROUP in its discretion. HOME SYSTEM GROUP shall be satisfied in all respects with the results of its due diligence review of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC.

6.6 HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC CLOSING CERTIFICATES.

In addition to the documents required to be received under this Agreement, HOME SYSTEM GROUP shall also have received the following documents:

(a) copies of resolutions of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, certified by a Secretary, Assistant Secretary or other appropriate officer of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, authorizing the execution, delivery and performance of this Agreement and other Transactional Agreements;

(b) good standing certificate from China of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC; and

(c) such other documents as HOME SYSTEM GROUP may request in good faith for the purpose of (i) evidencing the accuracy of any representation or warranty made by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, (ii) evidencing the compliance by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, or the performance by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC of, any covenant or obligation set forth in this Agreement or any of the other Transactional Agreements, (iii) evidencing the satisfaction of any condition set forth in Article VII or this Article VI, or (iv) otherwise facilitating the consummation or performance of the Exchange.

6.7 TRANSACTIONAL AGREEMENTS.

Each Person (other than HOME SYSTEM GROUP) shall have executed and delivered prior to or on the Closing Date all Transactional Agreements to which it is to be a party.

6.8 RESIGNATION OF DIRECTORS AND OFFICERS.

HOME SYSTEM GROUP shall have received a written resignation from each of the directors and officers of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC effective as of the Closing.

6.9 DELIVERY OF STOCK CERTIFICATES, MINUTE BOOK AND CORPORATE SEAL.

The Shareholders shall have delivered to HOME SYSTEM GROUP the stock books, stock ledgers, minute books and corporate seals of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC.

ARTICLE VII.

CLOSING CONDITIONS OF THE SHAREHOLDERS

The Shareholders' obligations to effect the Closing and consummate the Exchange are subject to the satisfaction of each of the following conditions:

7.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES.

The representations and warranties of HOME SYSTEM GROUP in this Agreement shall have been true and correct as of the date of this Agreement and shall be true and correct on and as of the Closing and HOME SYSTEM GROUP shall have performed all obligations in this Agreement required to be performed or observed by them on or prior to the Closing.

7.2 ADDITIONAL CONDITIONS TO CLOSING.

(a) All necessary approvals under federal and state securities laws and other authorizations relating to the issuance and transfer of the Acquisition Shares by HOME SYSTEM GROUP and the transfer of the Shares by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC shall have been received.

(b) No preliminary or permanent injunction or other order by any federal, state or foreign court of competent jurisdiction which prohibits the consummation of the Exchange shall have been issued and remain in effect. No statute, rule, regulation, executive order, stay, decree, or judgment shall have been enacted, entered, issued, promulgated or enforced by any court or governmental authority which prohibits or restricts the consummation of the Exchange. All Requisite Regulatory Approvals shall have been filed, occurred or been obtained and all such Requisite Regulatory Approvals shall be in full force and effect.

(c) There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Exchange, by any federal or state Governmental Body which, in connection with the grant of a Requisite Regulatory Approval, imposes any condition or restriction upon the Surviving Corporation or its subsidiaries (or, in the case of any disposition of assets required in connection with such Requisite Regulatory Approval, upon HOME SYSTEM GROUP, its subsidiaries or HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, or any of their subsidiaries), including, without limitation, requirements relating to the disposition of assets, which in any such case would so materially adversely impact the economic or business benefits of the Exchange as to render inadvisable the consummation of the Exchange.

7.3 HOME SYSTEM GROUP CLOSING CERTIFICATES.

The Shareholders shall have received the following documents:

(a) copies of resolutions of HOME SYSTEM GROUP, certified by a Secretary, Assistant Secretary or other appropriate officer of HOME SYSTEM GROUP, authorizing the execution, delivery and performance of the Transactional Agreements and the Exchange;

(b) good standing certificates for the State of Nevada; and

(c) such other documents as HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC may request in good faith for the purpose of (i) evidencing the accuracy of any representation or warranty made by HOME SYSTEM GROUP, (ii) evidencing the compliance by HOME SYSTEM GROUP with, or the performance by HOME SYSTEM GROUP of, any covenant or obligation set forth in this Agreement or any of the other Transactional Agreements, (iii) evidencing the satisfaction of any condition set forth in Article VI or this Article VII, or (iv) otherwise facilitating the consummation or performance of the Exchange.

7.4 NO MATERIAL ADVERSE CHANGE.

There shall not have been any material adverse change in HOME SYSTEM GROUP's business, condition, assets, liabilities, operations or financial performance since the date of this Agreement.

7.5 PERFORMANCE OF AGREEMENTS.

HOME SYSTEM GROUP shall have executed and delivered each of the agreements, instruments and documents required to be executed and delivered, and performed all actions required by HOME SYSTEM GROUP pursuant to this Agreement, except as HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC and the Shareholders have otherwise consented in writing.

7.6 CONSENTS.

Each of the Consents identified or required to have been identified in
Section 3.4 shall have been obtained and shall be in full force and effect, other than those Consents the absence of which shall not have a material adverse effect on HOME SYSTEM GROUP.

7.7 HOME SYSTEM GROUP STOCK.

On the Closing Date, shares of HOME SYSTEM GROUP Common Stock shall not be eligible for quotation on the NASDQA market. .

ARTICLE VIII.

FURTHER ASSURANCES

Each of the parties hereto agrees that it will, from time to time after the date of the Agreement, execute and deliver such other certificates, documents and instruments and take such other action as may be reasonably requested by the other party to carry out the actions and transactions contemplated by this Agreement, including the closing conditions described in Articles VI and VII. HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC and the Shareholders shall reasonably cooperate with HOME SYSTEM GROUP in its of the books and records of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, or in preparing any solicitation materials to be sent to the shareholders of HOME SYSTEM GROUP in connection with the approval of the Exchange and the transactions contemplated by the Transactional Agreements.

ARTICLE IX.

TERMINATION

9.1 TERMINATION.

This Agreement may be terminated and the Exchange abandoned at any time prior to the Closing Date:

(a) by mutual written consent of HOME SYSTEM GROUP, HOLY (H.K) LIMITED, OCEANIC WELL PROFIT INC and the Shareholders;

(b) by HOME SYSTEM GROUP if the Financial Statements of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC for the prior three fiscal years do not disclose minimum revenues of RMB 1 million or if it is not satisfied with the results of its due diligence of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC for any reason;

(c) by HOME SYSTEM GROUP if (i) there is a material Breach of any covenant or obligation of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or the Shareholders; provided however, that if such Breach or Breaches are capable of being cured prior to the Closing Date, such Breach or Breaches shall not have been cured within 10 days of delivery of the written notice of such Breach, or (ii) HOME SYSTEM GROUP reasonably determines that the timely satisfaction of any condition set forth in Article VI has become impossible or impractical (other than as a result of any failure on the part of HOME SYSTEM GROUP to comply with or perform its covenants and obligations under this Agreement or any of the other Transactional Agreements);

(d) by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC if (i) there is a material Breach of any covenant or obligation of HOME SYSTEM GROUP; provided however, that if such Breach or Breaches are capable of being cured prior to the Closing Date, such Breach or Breaches shall not have been cured within 10 days of delivery of the written notice of such Breach, or (ii) HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC reasonably determines that the timely satisfaction of any condition set forth in Article VII has become impossible or impractical (other than as a result of any failure on the part of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or any Shareholder to comply with or perform any covenant or obligation set forth in this Agreement or any of the other Transactional Agreements);

(e) by HOME SYSTEM GROUP if the Closing has not taken place on or before January 31, 2006 (except if as a result of any failure on the part of HOME SYSTEM GROUP to comply with or perform its covenants and obligations under this Agreement or in any other Transactional Agreement);

(f) by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC if the Closing has not taken place on or before January 30, 2007 (except if as a result of the failure on the part of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC or the Shareholders to comply with or perform any covenant or obligation set forth in this Agreement or in any other Transactional Agreement);

(g) by any of HOME SYSTEM GROUP, on the one hand or HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, on the other hand, if any court of competent jurisdiction in the United States or other United States governmental body shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Exchange and such order, decree, ruling or any other action shall have become final and non-appealable; provided, however, that the party seeking to terminate this Agreement pursuant to this clause (f) shall have used all commercially reasonable efforts to remove such order, decree or ruling; or

(h) The parties hereby agree and acknowledge that a breach of the provisions of Sections y4.1, y4.2, y4.3, y4.4 and y4.6 are, without limitation, material Breaches of this Agreement.

9.2 TERMINATION PROCEDURES.

If HOME SYSTEM GROUP wishes to terminate this Agreement pursuant to Section 9.1, HOME SYSTEM GROUP shall deliver to the Shareholders, HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC a written notice stating that HOME SYSTEM GROUP is terminating this Agreement and setting forth a brief description of the basis on which HOME SYSTEM GROUP is terminating this Agreement. If HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC wishes to terminate this Agreement pursuant to Section 9.1, HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, as applicable, shall deliver to HOME SYSTEM GROUP a written notice stating that HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC is terminating this Agreement and setting forth a brief description of the basis on which HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC is terminating this Agreement.

9.3 EFFECT OF TERMINATION.

In the event of termination of this Agreement as provided above, this Agreement shall forthwith have no further effect. Except for a termination resulting from a Breach by a party to this Agreement, there shall be no liability or obligation on the part of any party hereto. In the event of a breach, the remedies of the non-breaching party shall be to seek damages from the breaching party or to obtain an order for specific performance, in addition to or in lieu of other remedies provided herein. Upon request after termination, each party will redeliver or, at the option of the party receiving such request, destroy all reports, work papers and other material of any other party relating to the Exchange, whether obtained before or after the execution hereof, to the party furnishing same; provided, however, that HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC and the Shareholders shall, in all events, remain bound by and continue to be subject to
Section 4.6 and all parties shall in all events remain bound by and continue to be subject to Section 5.4 and 5.5. .

Notwithstanding the above, both HOME SYSTEM GROUP, on the one hand, and HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC and the Shareholders, on the other hand, shall be entitled to announce the termination of this Agreement by means of a mutually acceptable press release.

ARTICLE X.

MISCELLANEOUS

10.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

All representations and warranties of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC and the Shareholders in this Agreement and the HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC Disclosure Schedule shall survive shall survive indefinitely. The right to indemnification, reimbursement or other remedy based on such representations and warranties will not be affected by any investigation conducted by the parties.

10.2 EXPENSES.

Except as otherwise set forth herein, each of the parties to the Exchange shall bear its own expenses incurred in connection with the negotiation and consummation of the transactions contemplated by this Agreement.

10.3 ENTIRE AGREEMENT.

This Agreement and the other Transactional Agreements contain the entire agreement of the parties hereto, and supersede any prior written or oral agreements between them concerning the subject matter contained herein, or therein. There are no representations, agreements, arrangements or understandings, oral or written, between the parties to this Agreement, relating to the subject matter contained in this Agreement and the other Transaction Agreements, which are not fully expressed herein or therein. The schedules and each exhibit attached to this Agreement or delivered pursuant to this Agreement are incorporated herein by this reference and constitute a part of this Agreement.

10.4 COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

10.5 DESCRIPTIVE HEADINGS.

The Article and Section headings in this Agreement are for convenience only and shall not affect the meanings or construction of any provision of this Agreement.

10.6 NOTICES.

Any notices required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficiently given on the earlier to occur of the date of personal delivery, the date of receipt or three (3) days after posting by overnight courier or registered or certified mail, postage prepaid, addressed as follows:

If to HOME SYSTEM GROUP:

HOME SYSTEM GROUP
Los Angeles U.S

If to HOLY (H.K) LIMITED or
OCEANIC WELL PROFIT INC:
Zhongshan China

If to the Shareholders:
To such address or addresses as a party shall have previously designated by notice to the sender given in accordance with this section.

10.7 CHOICE OF LAW

This Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to choice of law principles. The parties hereto each consent to the jurisdiction of the courts of the state of New York, county of Los Angeles and to the federal courts located in the county of New York, State of New York

10.8 BINDING EFFECT; BENEFITS

This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties or their respective successors and permitted assigns, the Shareholders and other Persons expressly referred to herein, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

10.9 ASSIGNABILITY

Neither this Agreement nor any of the parties' rights hereunder shall be assignable by any party without the prior written consent of the other parties and any attempted assignment without such consent shall be void.

10.10 WAIVER AND AMENDMENT

Any term or provision of this Agreement may be waived at any time by the party, which is entitled to the benefits thereof. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. The parties may, by mutual agreement in writing, amend this Agreement in any respect. HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC and the Shareholders hereby acknowledge their intent that this Agreement includes as a party any holder of capital stock in HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC at the time of Closing. HOME SYSTEM GROUP, HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC and the Shareholders therefore agree that this Agreement may be amended, without the further consent of any party to this Agreement, (i) to add as a new Shareholder any existing shareholder of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC and
(ii) to modify Schedule 1 to reflect the addition of such shareholder.

10.11 ATTORNEYS' FEES.

In the event of any action or proceeding to enforce the terms and conditions of this Agreement, the prevailing party shall be entitled to an award of reasonable attorneys' and experts' fees and costs, in addition to such other relief as may be granted.

10.12 SEVERABILITY.

If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

10.13 CONSTRUCTION.

In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has or has had the opportunity to consult independent legal counsel regarding the legal effect and meaning of this document and all terms and conditions hereof; (c) has been afforded the opportunity to negotiate as to any and all terms hereof; and (d) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

HOME SYSTEM GROUP

By:

Name: Wei Qiu Li

Title: CEO and Chairman

Holy (H.K) Limited

By:
Name:
Title:

OCEANIC WELL PROFIT INC

By:
Name:
Title:

SHAREHOLDERS:

See attached Shareholder signature pages

EXHIBIT A

CERTAIN DEFINITIONS

For purposes of the Agreement (including this Exhibit A):

AGREEMENT. "Agreement" shall mean the Share Exchange Agreement to which this Exhibit A is attached (including all Disclosure Schedules and all Exhibits), as it may be amended from time to time.

APPROVED PLANS. "Approved Plans" shall mean a stock option or similar plan for the benefit of employees or others, which has been approved by the shareholders of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC.

AVERAGE HOME SYSTEM GROUP STOCK PRICE. "Average HOME SYSTEM GROUP Stock Price" shall refer to the average of the closing price of the Common Stock of HOME SYSTEM GROUP on the OTC Bulletin Board equaling to US$0.40 per share based upon a valuation of HOME SYSTEM GROUP of $7,919,180 as determined by the parties.

BREACH. There shall be deemed to be a "Breach" of a representation, warranty, covenant, obligation or other provision if there is or has been any inaccuracy in or breach of, or any failure to comply with or perform, such representation, warranty, covenant, obligation or other provision.

CERTIFICATES. "Certificates" shall have the meaning specified in Section 1.3 of the Agreement.

HOME SYSTEM GROUP. "HOME SYSTEM GROUP" shall have the meaning specified in the first paragraph of the Agreement.

HOME SYSTEM GROUP COMMON STOCK. "HOME SYSTEM GROUP Common Stock" shall mean the shares of common stock of HOME SYSTEM GROUP.

CLOSING. "Closing" shall have the meaning specified in Section 1.5 of the Agreement.

CLOSING DATE. "Closing Date" shall have the meaning specified in Section 1.5 of the Agreement.

CODE. "Code" shall have the meaning specified in the Recitals of this Agreement.

CONFIDENTIAL INFORMATION. "Confidential Information" shall mean all nonpublic information disclosed by one party or its agents (the "Disclosing Party") to the other party or its agents (the "Receiving Party") that is designated as confidential or that, given the nature of the information or the circumstances surrounding its disclosure, reasonably should be considered as confidential. Confidential Information includes, without limitation (i) nonpublic information relating to the Disclosing Party's technology, customers, vendors, suppliers, business plans, intellectual property, promotional and marketing activities, finances, agreements, transactions, financial information and other business affairs, and (ii) third-party information that the Disclosing Party is obligated to keep confidential.

Confidential Information does not include any information that (i) is or becomes publicly available without breach of this Agreement, (ii) can be shown by documentation to have been known to the Receiving Party at the time of its receipt from the Disclosing Party, (iii) is received from a third party who, to the knowledge of the Receiving Party, did not acquire or disclose such information by a wrongful or tortious act, or (iv) can be shown by documentation to have been independently developed by the Receiving Party without reference to any Confidential Information.

CONSENT. "Consent" shall mean any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

DISCLOSURE SCHEDULE UPDATE. "Disclosure Schedule Update" shall have the meaning specified in Section 4.4 of the Agreement.

HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC BALANCE SHEET. "HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC Balance Sheet" shall mean HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC's unaudited balance sheet at December 31, 2005.

HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC COMMON STOCK. "HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC Common Stock" shall mean the shares of common stock of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC.

HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC DISCLOSURE SCHEDULE. "HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC Disclosure Schedule" shall have the meaning specified in introduction to Article II of the Agreement.

ENTITY. "Entity" shall mean any corporation (including any non profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, cooperative, foundation, society, political party, union, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

ENVIRONMENTAL LAWS. "Environmental Laws" shall mean any Law or other requirement relating to the protection of the environment, health, or safety from the release or disposal of hazardous materials.

ENVIRONMENTAL PERMIT. "Environmental Permit" means all licenses, permits, authorizations, approvals, franchises and rights required under any applicable Environmental Law or Order.

EQUITY SECURITIES. "Equity Security" shall mean any stock or similar security, including, without limitation, securities containing equity features and securities containing profit participation features, or any security convertible into or exchangeable for, with or without consideration, any stock or similar security, or any security carrying any warrant, right or option to subscribe to or purchase any shares of capital stock, or any such warrant or right.

EXCHANGE ACT. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

GAAP. "GAAP" shall mean Generally Accepted Accounting Principles, applied on a consistent basis.

GOVERNMENTAL AUTHORIZATION. "Governmental Authorization" shall mean any:

(a) permit, license, certificate, franchise, concession, approval, consent, ratification, permission, clearance, confirmation, endorsement, waiver, certification, designation, rating, registration, qualification or authorization that is issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Law; or

(b) right under any contract with any Governmental Body.

GOVERNMENTAL BODY. "Governmental Body" shall mean any:

(a) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature;

(b) federal, state, local, municipal, foreign or other government;

(c) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or Entity and any court or other tribunal); or

(d) individual, Entity or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature, including any court, arbitrator, administrative agency or commissioner, or other governmental authority or instrumentality.

INDEBTEDNESS. "Indebtedness" shall mean any obligation, contingent or otherwise. Any obligation secured by a Lien on, or payable out of the proceeds of, or production from, property of the relevant party will be deemed to be Indebtedness.

INTELLECTUAL PROPERTY. "Intellectual Property" means all industrial and intellectual property, including, without limitation, all U.S. and non-U.S. patents, patent applications, patent rights, trademarks, trademark applications, common law trademarks, Internet domain names, trade names, service marks, service mark applications, common law service marks, and the goodwill associated therewith, copyrights, in both published and unpublished works, whether registered or unregistered, copyright applications, franchises, licenses, know-how, trade secrets, technical data, designs, customer lists, confidential and proprietary information, processes and formulae, all computer software programs or applications, layouts, inventions, development tools and all documentation and media constituting, describing or relating to the above, including manuals, memoranda, and records, whether such intellectual property has been created, applied for or obtained anywhere throughout the world.

KNOWLEDGE. A corporation shall be deemed to have "knowledge" of a particular fact or matter only if a director or officer of such corporation has, had or should have had knowledge of such fact or matter.

LAWS. "Laws" means, with respect to any Person, any U.S. or non-U.S. federal, national, state, provincial, local, municipal, international, multinational or other law (including common law), constitution, statute, code, ordinance, rule, regulation or treaty applicable to such Person.

LIEN. "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge, right of first refusal, encumbrance or other adverse claim or interest of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by Law.

MATERIAL ADVERSE EFFECT. "Material Adverse Effect" means any change, effect or circumstance which, individually or in the aggregate, would reasonably be expected to (a) have a material adverse effect on the business, assets, financial condition or results of operations of the affected party, in each case taken as a whole or (b) materially impair the ability of the affected party to perform its obligations under this Agreement and the Transaction Agreements, excluding any change, effect or circumstance resulting from (i) the announcement, pendency or consummation of the transactions contemplated by this Agreement, (ii) changes in the United States securities markets generally, or
(iii) changes in general economic, currency exchange rate, political or regulatory conditions in industries in which the affected party operates.

MATERIAL CONTRACT. "Material Contract" means any and all agreements, contracts, arrangements, understandings, leases, commitments or otherwise, providing for potential payments by or to the company in excess of $10,000, and the amendments, supplements and modifications thereto.

ORDER. "Order" shall mean any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any Governmental Body.

ORDINARY COURSE OF BUSINESS. "Ordinary Course of Business" shall mean an action taken by HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC if (i) such action is taken in normal operation, consistent with past practices, (ii) such action is not required to be authorized by the Shareholders, Board of Directors or any committee of the Board of the Directors or other governing body of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC and (iii) does not require any separate or special authorization or consent of any nature by any Governmental Body or third party.

PERMITTED LIENS. "Permitted Liens" shall mean (a) Liens for Taxes not yet payable or in respect of which the validity thereof is being contested in good faith by appropriate proceedings and for the payment of which the relevant party has made adequate reserves; (b) Liens in respect of pledges or deposits under workmen's compensation laws or similar legislation, carriers, warehousemen, mechanics, laborers and material men and similar Liens, if the obligations secured by such Liens are not then delinquent or are being contested in good faith by appropriate proceedings conducted and for the payment of which the relevant party has made adequate reserves; and (c) statutory Liens incidental to the conduct of the business of the relevant party which were not incurred in connection with the borrowing of money or the obtaining of advances or credits and that do not in the aggregate materially detract from the value of its property or materially impair the use thereof in the operation of its business.

PERSON. "Person" shall mean any individual, Entity or Governmental Body.

PRE-CLOSING PERIOD. "Pre-Closing Period" shall mean the period commencing as of the date of the Agreement and ending on the Closing Date.

PROCEEDING. "Proceeding" shall mean any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding and any informal proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination or investigation, commenced, brought, conducted or heard by or before, or otherwise has involved, any Governmental Body or any arbitrator or arbitration panel.

REPRESENTATIVES. "Representatives" of a specified party shall mean officers, directors, employees, attorneys, accountants, advisors and representatives of such party, including, without limitation, all subsidiaries of such specified party, and all such Persons with respect to such subsidiaries. The Related Persons of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC shall be deemed to be "Representatives" of HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC, as applicable.

SEC. "SEC" shall mean the Securities and Exchange Commission.

SECURITIES ACT. "Securities Act" shall mean the Securities Act of 1933, as amended.

TAXES. "Taxes" shall mean all foreign, federal, state or local taxes, charges, fees, levies, imposts, duties and other assessments, as applicable, including, but not limited to, any income, alternative minimum or add-on, estimated, gross income, gross receipts, sales, use, transfer, transactions, intangibles, ad valorem, value-added, franchise, registration, title, license, capital, paid-up capital, profits, withholding, payroll, employment, unemployment, excise, severance, stamp, occupation, premium, real property, recording, personal property, federal highway use, commercial rent, environmental (including, but not limited to, taxes under Section 59A of the Code) or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest, penalties or additions to tax with respect to any of the foregoing; and "Tax" means any of the foregoing Taxes.

TAX GROUP. "Tax Group" shall mean any federal, state, local or foreign consolidated, affiliated, combined, unitary or other similar group of which HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC is now or was formerly a member.

TAX RETURN. "Tax Return" shall mean any return, declaration, report, claim for refund or credit, information return, statement or other similar document filed with any Governmental Body with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof. TRANSACTIONAL AGREEMENTS. "Transactional Agreements" shall mean:

(a) this Agreement; and

SCHEDULE 1

Holy (H.K) Limited Shareholders

Name and Address	Number of Shares
Yu Kaming	10,000

OCEANIC WELL PROFIT INC

Name and Address	Number of Shares
Holy (H.K) Limited	10,000

SCHEDULE 2

HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC DISCLOSURE SCHEDULE

COUNTERPART SIGNATURE PAGE

SHARE EXCHANGE AGREEMENT
AMONG
HOME SYSTEM GROUP,
Holy (H.K) LIMITED,
OCEANIC WELL PROFIT INC
AND THE SHAREHOLDERS NAMED THEREIN

A. The undersigned shareholder of Holy (H.K) Limited desires to enter into the Share Exchange Agreement dated December 11, 2006 (the "AGREEMENT"), among HOME SYSTEM GROUP, Holy (H.K) Limited, OCEANIC WELL PROFIT INC and the shareholders of Holy (H.K) Limited. therein, a copy of which has been delivered to the undersigned.

B. The undersigned hereby adopts, accepts and agrees to all of the terms and provisions of the Agreement.

C. This Counterpart Signature Page has been executed by the under signed Shareholder. The parties to the Agreement are hereby authorized to attach this Counterpart Signature Page to a copy of the Agreement, together with executed Counterpart Signature Pages of the other Shareholders. The undersigned agrees that when this Counterpart Signature Page has been appended to the Agreement, the Agreement shall thereupon become a binding agreement between the undersigned, HOME SYSTEM GROUP, HOLY (H.K) LIMITED AND OCEANIC WELL PROFIT INC and other Shareholders who have executed similar Counterpart Signature Pages, enforceable against the undersigned in accordance with its terms, without further action by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Counterpart Signature Page as of the 11th day of 2006.

SHAREHOLDER:

By:
Name: